Flexible Premium Variable Universal Life Insurance Policies issued by

                  Nationwide Life Insurance Company through its
                        Nationwide VLI Separate Account-7

     Supplement dated February 11, 2005 to Prospectus dated January 6, 2005

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THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE
READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.
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THIS SUPPLEMENT UPDATES INFORMATION IN PROSPECTUSES ASSOCIATED WITH POLICIES
ISSUED IN THE STATE OF NEW YORK ONLY. IF YOUR POLICY IS/WAS NOT ISSUED IN THE STATE OF NEW YORK, PLEASE DISREGARD THE CONTENTS OF THIS SUPPLEMENT.

1. FEE TABLE: PAGE 9. The Administrative Per Policy charge and the Administrative Per $1,000 of Specified Amount charge for policies issued in the State of New York are as follows:

<=================================================================================================================================
                              PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES
==================================================================================================================================
               Charge                   When Charge Is Deducted                            Amount Deducted
                                                                                          From Cash Values
------------------------------------- ----------------------------- ------------------------------- ------------------------------
     ADMINISTRATIVE PER POLICY             Monthly Per Policy             Maximum Guaranteed                  Currently
                                                                                $8.75                           $8.75
                                                                     Proportionately From The Cash Value Of Your Chosen Variable
                                                                                    And Fixed Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
    ADMINISTRATIVE PER $1,000 OF         Monthly Per $1,000 Of                 Maximum                         Minimum
          SPECIFIED AMOUNT               Specified Amount (17)         Insureds age 14 or older at     Insureds age 14 or older at
                                                                       application: $0.10 per $1,000   application: $0.10 per
                                                                       (but not more than $25)         $1,000 (but not more than
                                                                                                       $25)
                                                                       Insureds younger than 14 at
                                                                       application: $0.08 per $1,000   Insureds younger than 14 at
                                                                       (but not more than $20)         application: $0.08 per
                                                                                                       $1,000 (but not more than
                                                                                                       $20)
------------------------------------- ----------------------------- --------------------------------------------------------------
                                                                     Proportionately From The Cash Value Of Your Chosen Variable
                                                                                    And Fixed Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------

(17) This charge lasts for ten years from the Policy Date for the Initial Specified Amount, and for ten years from the effective date of any increase to the Specified Amount.

2. TO PURCHASE: PAGES 19-20. The following sentence replaces the first two sentences of the second paragraph of the "To Purchase" provision:

The minimum initial Specified Amount in the State of New York is $100,000 for both preferred and non-preferred policies.

3. TO EXCHANGE: PAGE 25. The second and third paragraphs of the "To Exchange" provision are replaced with the following:

For policies issued in the State of New York, the new policy may be one of our available fixed benefit life insurance policies. It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date. It will have the same Specified Amount, Policy Date, and issue age. We will base Premiums on our rates in effect for the same sex, Attained Age and underwriting class of the Insured on the exchange date, unless otherwise required by state law. You may transfer Indebtedness to the new policy.

You must make your request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a surrender charge and surrender the policy to us. For more information, see "In Summary: Fee Tables" beginning on page 7. For policies issued in the State of New York, you must pay us any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). Additionally, policy owners of policies issued in the State of New York may request any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy. The exchange may have tax consequences. For more information, see "Exchanging The Policy For Another Life Insurance Policy" beginning on page 61. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.

4. SUBSEQUENT PREMIUMS: PAGES 33-34. The last sentence of the last paragraph of the "Subsequent Premiums" provision is replaced with the following:

Each Premium payment must be at least $50, unless a lower subsequent payment is required by state law.

5. ADMINISTRATIVE PER POLICY CHARGE AND ADMINISTRATIVE PER $1,000 OF SPECIFIED AMOUNT CHARGE: PAGE 37. The disclosure relating to the Administrative Per Policy charge is replaced with the following:

--------------------------------------------------------------------------------
ADMINISTRATIVE PER POLICY


For policies issued in the State of New York, we deduct $8.75 per month (current and guaranteed) as long as the policy is In Force. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

--------------------------------------------------------------------------------

ADMINISTRATIVE PER $1,000 OF SPECIFIED AMOUNT

For policies issued in the State of New York, for policies where the Insured is age 14 or older at the time of application, we charge $0.10 per $1,000 of Specified Amount (current and guaranteed) each month. If the Insured is younger than age 14 at the time of application, we charge $0.08 per $1,000 of Specified Amount (current and guaranteed) each month. This charge will be assessed for ten years from the Policy Date for the Initial Specified Amount, and for ten years from the effective date of any increase to the Specified Amount. This charge compensates us for sales, underwriting, distribution and issuance of the policy.

--------------------------------------------------------------------------------

6. REDUCTION OF CHARGES: PAGE 40. The following sentence is added as the last sentence of the third paragraph of the "Reduction of Charges" provision:

Where prohibited by state law, Nationwide will not reduce charges associated with the policies.

7. FIXED INVESTMENT OPTIONS: PAGE 43. The following sentence should be added as the second sentence in the first paragraph of the "Fixed Investment Options" provision:

The Long Term Fixed Account is not available in the State of New York.

8. THE MINIMUM REQUIRED DEATH BENEFIT: PAGE 49. The "Minimum Required Death Benefit" provision is modified to indicate that the cash value accumulation test is not available for election in the State of New York.

9. SURRENDERS: PAGES 50-51. The following provision added immediately following the "Full Surrender" provision:

--------------------------------------------------------------------------------

ANNUAL SURRENDER OPPORTUNITIES FOR NEW YORK POLICIES



On the anniversary of each Policy Date, Owners of policies issued in the State of New York have the option to transfer the Cash Surrender Value of the policy to the Fixed Account in order to purchase extended term insurance. The amount of the extended term insurance will equal the Death Benefit less any Indebtedness. The extended term insurance will be in force for as long a period as the Cash Surrender Value will buy at the Attained Age of the Insured on the date of the transfer. The Cash Value of the extended term insurance at any time s equal to its cost at the Attained Age of the Insured at that time. The cost of the extended term insurance will be based upon 3% interest and the 1980 CET Mortality Table.


Additionally, on the anniversary of each Policy Date, Owners of policies issued in the State of New York have the option to transfer the Cash Surrender Value of the policy to the Fixed Account in order to purchase a guaranteed fixed paid-up benefit. The amount of the paid-up benefit will be the amount the Cash Surrender Value can buy at the Attained Age of the Insured on the date of the transfer, but before the monthly policy charges are taken. The Cash Value of the paid-up benefit at any time is equal to its cost at the Attained Age of the Insured at that time. The cost of the paid-up benefit will be based upon 3% interest and the policy's guaranteed mortality table.

--------------------------------------------------------------------------------

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued By
                        NATIONWIDE LIFE INSURANCE COMPANY
                                     Through
                        NATIONWIDE VLI SEPARATE ACCOUNT-7
--------------------------------------------------------------------------------
                 The Date Of This Prospectus Is January 6, 2005
--------------------------------------------------------------------------------
                PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes. Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you. In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Please read this entire prospectus and consult with a trusted financial adviser. If you have policy-specific questions or need additional information, contact us. Also, contact us for free copies of the prospectuses for the mutual funds available under the policy.

============================== ===============================================

                   TELEPHONE:  1-800-547-7548
                         TDD:  1-800-238-3035

                    INTERNET:  www.nationwidefinancial.com

                   U.S. MAIL:  Nationwide Life Insurance Company
                               One Nationwide Plaza, RR1-04-D4
                               Columbus, OH 43215-2220
============================== ===============================================

--------------------------------------------------------- ----------------------
PLEASE UNDERSTAND THAT THE POLICY TERMS WILL GOVERN THE WAY THE POLICY WORKS AND ALL RIGHTS AND OBLIGATIONS.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
             -------------------------------------------------------------------
             THIS POLICY IS NOT: FDIC INSURED; A BANK DEPOSIT; AVAILABLE IN EVERY STATE; OR INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY.
             -------------------------------------------------------------------
             THIS POLICY MAY DECREASE IN VALUE TO THE POINT OF BEING VALUELESS.
             -------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------

The purpose of this policy is to provide life insurance protection for the beneficiary you name. IF YOUR PRIMARY NEED IS NOT LIFE INSURANCE PROTECTION, THEN PURCHASING THIS POLICY MAY NOT BE IN YOUR BEST INTERESTS. We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs. As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
   TABLE OF CONTENTS.................................i
   IN SUMMARY: POLICY BENEFITS.......................1
   IN SUMMARY: POLICY RISKS..........................3
   IN SUMMARY: VARIABLE UNIVERSAL LIFE
   INSURANCE AND THE POLICY..........................5
   IN SUMMARY: FEE TABLES............................7
   AVAILABLE SUB-ACCOUNTS............................14
   THE POLICY........................................19
     Policy Owner....................................19
     The Beneficiaries...............................19
     To Purchase.....................................19
     Coverage........................................20
     Coverage Effective Date.........................20
     Temporary Insurance Coverage....................20
     To Cancel (Examination Right)...................21
     To Change Coverage..............................21
     Sub-Account Portfolio Transfers.................22
     Fixed Investment Option Transfers...............23
     Modes To Make A Transfer........................23
     To Exchange.....................................25
     To Terminate (Surrender)........................26
     To Assign.......................................26
     Proceeds Upon Maturity..........................26
     Reminders, Reports And Illustrations............27
     Errors Or Misstatements.........................27
     Incontestability................................27
     If We Modify The Policy.........................27
   RIDERS............................................28
     Policy Guard Rider..............................28
     Adjusted Sales Load Life Insurance Rider........29
     Children's Insurance Rider......................29
     Long-term Care Rider............................30
     Spouse Life Insurance Rider.....................30
     Accidental Death Benefit Rider..................31
     Premium Waiver Rider............................31
     Change Of Insured Rider.........................32
     Additional (insurance) Protection Rider.........32
     Deduction (of fees and expenses)
     Waiver Rider....................................32
   PREMIUM...........................................33
     Initial Premium.................................33
     Subsequent Premiums.............................33
   CHARGES...........................................34
     Sales Load......................................34
     Premium Taxes...................................34
     Surrender Charges...............................35
     Partial Surrender Fee...........................36
     Cost Of Insurance...............................36
     Mortality And Expense Risk......................36
     Administrative Per Policy.......................37
     Administrative Per $1,000 of
     Specified Amount................................37
     Policy Guard Rider..............................37
     Policy Loan Interest............................37
     Adjusted Sales Load Life Insurance Rider........37
     Children's Insurance Rider......................38
     Long-term Care Rider............................39
     Spouse Life Insurance Rider.....................39
     Accidental Death Benefit Rider..................39
     Premium Waiver Rider............................39
     Additional (insurance) Protection Rider.........40
     Deduction (of fees and expenses)
     Waiver Rider....................................40
     Reduction of Charges............................40
     A Note On Charges...............................41
   TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT
      VALUATION......................................42
     Variable Investment Options.....................42
     Fixed Investment Options........................43

     Allocation Of Net Premium And
     Cash Value......................................43
     When Accumulation Units Are Valued..............43
     How Investment Experience Is Determined.........44
     Cash Value......................................45
     Dollar Cost Averaging...........................46
     Asset Rebalancing...............................47
   THE DEATH BENEFIT.................................48
     Calculation Of The Death Benefit
     Proceeds........................................48
     Death Benefit Options...........................48
     The Minimum Required Death Benefit..............49
     Changes In The Death Benefit Option.............49
     Suicide.........................................50
   SURRENDERS........................................50
     Full Surrender..................................50
     Partial Surrender...............................50
     Reduction Of Specified Amount On A Partial
        Surrender....................................51
   THE PAYOUT OPTIONS................................52
     Interest Income.................................52
     Income For A Fixed Period.......................52
     Life Income With Payments Guaranteed............52
     Fixed Income For Varying Periods................53
     Joint And Survivor Life.........................53
     Alternate Life Income...........................53
   POLICY LOANS......................................53
     Loan Amount And Interest........................53
     Collateral And Interest.........................54
     Repayment.......................................54
     Net Effect Of Policy Loans......................54
   LAPSE.............................................54
     Guaranteed Policy Continuation Provision........55
     Grace Period....................................55
     Reinstatement...................................55
   TAXES.............................................56
     Types Of Taxes Of Which To Be Aware.............56
     Buying The Policy...............................57
     Investment Gain In The Policy...................58
     Periodic Withdrawals, Non-Periodic
     Withdrawals And Loans...........................58
     Terminal Illness................................60
     Surrender Of The Policy.........................60
     Withholding.....................................60
     Exchanging The Policy For Another Life
     Insurance Policy................................61
     Taxation Of Death Benefits......................61
     Taxes And The Value Of Your Policy..............61
     Tax Changes.....................................62
   NATIONWIDE LIFE INSURANCE COMPANY.................63
   NATIONWIDE VLI SEPARATE ACCOUNT-7.................63
     Organization, Registration And Operation........63
     Addition, Deletion Or Substitution Of
     Mutual Funds....................................64
     Voting Rights...................................64
   LEGAL PROCEEDINGS.................................65
     Nationwide Life Insurance Company...............65
     Nationwide Investment Services
     Corporation.....................................68
   FINANCIAL STATEMENTS..............................68
   APPENDIX A: DEFINITIONS...........................A-1

                           IN SUMMARY: POLICY BENEFITS

Appendix A defines certain words and phrases we use in this prospectus.

DEATH BENEFIT

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.


YOUR CHOICE OF DEATH BENEFIT OPTIONS


|X| Option One: The Death Benefit is THE GREATER OF the Specified Amount OR the Minimum Required Death Benefit under federal tax law.

|X| Option Two: The Death Benefit is THE GREATER OF the Specified Amount plus the Cash Value OR the Minimum Required Death Benefit under federal tax law.

|X| Option Three: The Death Benefit is THE GREATER OF the Specified Amount plus accumulated Premium payments (less any partial surrenders) OR the Minimum Required Death Benefit under federal tax law.

For more information, see "The Death Benefit" beginning on page 48.

YOUR OR YOUR BENEFICIARY'S CHOICE OF POLICY PROCEEDS

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or a variety of options that will pay out over time. For more information, see "The Payout Options" beginning on page 52.

COVERAGE FLEXIBILITY

Subject to conditions, you may choose to:

|X|  Change the Death Benefit option;

|X|  Increase or decrease the Specified Amount;

|X|  Change your beneficiaries; and

|X|  Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option" beginning on page 49; "To Change Coverage" beginning on page 21; "The Beneficiaries" beginning on page 19; and "To Assign" beginning on page 26.

CONTINUATION OF COVERAGE IS GUARANTEED

Your policy will remain In Force so long as you pay the Policy Continuation Premium Amount. For more information, see "Guaranteed Policy Continuation Provision" beginning on page 55.

ACCESS TO CASH VALUE

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

|X| Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios plus 100% of the fixed investment options, less any surrender charges. The minimum loan amount is $200. For more information, see "Policy Loans" beginning on page 53.

|X| Take a partial surrender of no less than $200. For more information, see "Partial Surrender" beginning on page 50.

|X| Surrender the policy at any time while the Insured is alive. The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed investment options, less Indebtedness and surrender charges. You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit. For more information, see "Full Surrender" beginning on page 50 and "The Payout Options" beginning on page 52.

PREMIUM FLEXIBILITY

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly. Within limits, you may vary the frequency and amount, and you might even be able to skip making a Premium payment. For more information, see "Premium" beginning on page 33.

INVESTMENT OPTIONS

You may choose to allocate your Net Premiums after charges to fixed or variable investment options in any proportion:

|X| There currently are two fixed investment options. Both fixed investment options will earn interest daily at an annual effective rate of at least 3%. The Long Term Fixed Account option may earn a higher interest rate than the Fixed Account, but will also be subject to greater transfer restriction levels.

|X| The variable investment options constitute the limitedly available mutual funds. We have divided Nationwide VLI Separate Account-7 into an equal number of Sub-Account portfolios, to account for your allocations. Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see "Available Sub-Accounts" beginning on page 14 and "To Allocate Net Premium And Sub-Account Valuation" beginning on page 42.

TRANSFERS BETWEEN AND AMONG INVESTMENT OPTIONS

You may transfer between the fixed and variable investment options, subject to conditions. You may transfer among the Sub-Account portfolios of the variable investment option within limits. We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience. For more information, see "Sub-Account Portfolio Transfers" beginning on page 22 and "Modes To Make A Transfer" beginning on page 23. We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations. For more information, see "Dollar Cost Averaging" beginning on page 46.

TAXES

Unless you make a withdrawal, generally, you will not be taxed on any earnings. This is known as tax deferral. For more information, see "The Minimum Required Death Benefit" beginning on page 49. Also, your beneficiary generally will not have to include the Proceeds as taxable income. For more information, see "Taxes" beginning on page 56. Unlike other variable insurance products Nationwide offers, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

ASSIGNMENT

You may assign the policy as collateral for a loan or another obligation while the Insured is alive. For more information, see "To Assign" beginning on page 26.

EXAMINATION RIGHT

For a limited time, you may cancel the policy, and you will receive a refund. For more information, see "To Cancel (Examination Right)" beginning on page 21.

RIDERS

You may purchase any of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously) to suit your needs. Availability will vary by state, and there may be an additional charge.

|X|  Policy Guard Rider

|X|  Adjusted Sales Load Life Insurance Rider

|X|  Children's Insurance Rider

|X|  Long-term Care Rider

|X|  Spouse Life Insurance Rider

|X|  Accidental Death Benefit Rider

|X|  Premium Waiver Rider

|X|  Change Of Insured Rider (There is no charge for this Rider.)

|X|  Additional (insurance) Protection Rider

|X|  Deduction (of fees and expenses) Waiver Rider

For more information, see "Riders" beginning on page 28.

                            IN SUMMARY: POLICY RISKS

IMPROPER USE

Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

UNFAVORABLE INVESTMENT EXPERIENCE

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges. Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease. This decrease may result in a Lapse of insurance coverage sooner than might have been foreseen, and, potentially, with very little or no value.

EFFECT OF PARTIAL SURRENDERS AND POLICY LOANS ON INVESTMENT

Partial surrenders or policy loans may accelerate a Lapse because these amounts will no RETURNS longer be available to generate any investment return. A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen. If there is not enough Cash Value in the Sub-Account portfolios, partial surrenders will then reduce the cash allocated to the Fixed Account, and then the Long Term Fixed Account. As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options. Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment. There will always be a Grace Period, and the opportunity to reinstate insurance coverage. Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

REDUCTION OF THE DEATH BENEFIT

A partial surrender could, and a policy loan would, decrease the policy's Death Benefit, depending on how the Death Benefit option relates to the policy's Cash Value.

ADVERSE TAX CONSEQUENCES

Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiaries. Also, not all policies are afforded the same tax treatment. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans" beginning on page 60. For example, distributions from the policy may be taxed differently. Special rules will apply for a policy that is considered a "modified endowment contract," including that a 10% penalty tax may be imposed on distributions, including any policy loan. In addition, there are federal estate and gift taxes, and state and local taxes, with which you should be aware. You should consult a qualified tax adviser on all tax matters involving your policy.

FIXED INVESTMENT OPTION TRANSFER RESTRICTIONS AND LIMITATIONS

We will not honor a request to transfer Cash Value to or from a fixed investment option until after the first year. Then, we will only honor a transfer request from a fixed investment option that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request. We may also limit what percentage of Cash Value, fixed investment option value, or variable account value you will be permitted to transfer to or from a fixed investment option.

SUB-ACCOUNT PORTFOLIO LIMITATIONS


Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective. This disruption to the Sub-Account may result in lower Investment Experience and Cash Value. We have instituted procedures to minimize disruptive transfers. For more information, see " Sub-Account Portfolio Transfers" beginning on page 22 and "Modes To Make A Transfer" beginning on page 23. While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

SUB-ACCOUNT PORTFOLIO INVESTMENT RISK

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund's prospectus. You should read the mutual fund's prospectus carefully before investing.

          IN SUMMARY: VARIABLE UNIVERSAL LIFE INSURANCE AND THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE, IN GENERAL, MAY BE IMPORTANT TO YOU IN TWO WAYS.

|X|  It will provide economic protection to a beneficiary.

|X|  It may build Cash Value.

     Why would you want to purchase this type of life insurance? How will you allocate the Net Premium among the variable and the fixed investment options? Your reasons and decisions will affect the insurance and Cash Value aspects of the policy.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may enhance (with favorable investment results) or impair (with poor investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

IT IS SIMILAR, BUT ALSO DIFFERENT, TO UNIVERSAL LIFE INSURANCE.

|X|  You will pay Premiums for life insurance coverage on the Insured.

|X| The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

|X| The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed investment options). Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

HERE IS A BASIC OVERVIEW OF THE POLICY, FROM THE TIME WE ISSUE THE POLICY THROUGH THE INSURED'S DEATH. (BUT PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR THE DETAILS.)

|X| At issue, the policy will require a minimum initial Premium payment.

     Among other considerations, this amount will be based on: the Insured's age and sex; the underwriting class; any substandard ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

|X| At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

|X| You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among the fixed investment options and the variable investment options.

|X| On a periodic basis, we will deduct other charges from the policy's Cash Value to help cover the mortality risks we assumed, and the sales and administrative costs.

|X|  You may be able to vary the timing and amount of Premium payments.

     So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

|X| After the first year from the Policy Date, you may request to increase or decrease the policy's Specified Amount.

     This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy's tax status is not jeopardized; and confirmation that the minimum Specified Amount remains met.

|X| The policy will pay a Death Benefit to the beneficiary. When you apply for the policy, you have a choice of one of three options.

     As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

|X| Prior to the Insured's death, you may withdraw all, or a portion (after the first year from the Policy Date), of the policy's Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

     Withdrawals and policy loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing. There also could be adverse tax consequences.

                             IN SUMMARY: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FOR MORE INFORMATION, SEE "CHARGES" BEGINNING ON PAGE 34.

================================================================================================================================
                                                       TRANSACTION FEES
================================================================================================================================
                  Charge                       When Charge Is Deducted                       Amount Deducted
------------------------------------------- ------------------------------ -----------------------------------------------------
              SALES LOAD(1)                 Upon Making A Premium Payment     Maximum Guaranteed             Currently
                                                                                     $25                         $5
                                                                               Deducted From Each $1,000 Of Premium Payment
------------------------------------------- ------------------------------ -----------------------------------------------------
             PREMIUM TAXES(1)               Upon Making A Premium Payment    $35 Deducted From Each $1,000 Of Premium Payment
------------------------------------------- ------------------------------ -------------------------- --------------------------
         ILLUSTRATION CHARGE (2)                 Upon Requesting An           Maximum Guaranteed              Currently
                                                    Illustration                      $25                         0
------------------------------------------- ------------------------------ -------------------------- --------------------------
        PARTIAL SURRENDER FEE (3)                      Upon A                 Maximum Guaranteed              Currently
                                                 Partial Surrender                    $25                         0
                                                                                From The Policy's Available Cash Value(4)
------------------------------------------- ------------------------------ --------------- ---------------- --------------------
      SURRENDER CHARGES(5), (6), (7)               Upon Surrender            Maximum(8)      Minimum(9)     Representative(10)
   Representative - For An Age 35 Male                   or                  $27,975          $2,521             $4,824
  Non-tobacco Preferred With A Specified            Policy Lapse                 From The Policy's Available Cash Value
   Amount Of $500,000 And Death Benefit
                Option One
------------------------------------------- ------------------------------ --------------- ---------------- --------------------
         POLICY GUARD RIDER (11)               Upon Invoking The Rider        Maximum          Minimum        Representative
   Representative - For An Age 85 Male                                         $42.50           $1.50             $32.00
 Non-Tobacco Preferred With a Cash Value                                   Deducted From Each $1,000 Of The Policy's Cash Value
 of $500,000 and Indebtedness of $480,000
------------------------------------------- ------------------------------ -----------------------------------------------------

---------------------------------------

(1) We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge Premium Loading.

(2) If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.

(3) You may request a partial surrender at any time after the first year from the Policy Date so long as the policy is In Force.

(4) Besides this charge, remember that the Cash Value available for a partial surrender is subject to any outstanding policy loans.

(5) This charge is comprised of two components. There is an underwriting component, which is based on the Specified Amount and the Insured's age (when the policy was issued). There is also a sales expense component, which is based on and varies by the Specified Amount, Insured's sex, age (when the policy was issued) and underwriting class. The amount of the charge we would deduct begins to decrease each year after the third from the Policy Date. By the thirteenth year, the amount is 0% of the initial surrender charge, and, thereafter, there is no charge for a full surrender. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see "Surrender Charges" beginning on page 35.

(6) To be able to present dollar
     amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium. The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge. The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases).

(7) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(8) The amount is based on a male who is age 85 and uses tobacco (representing our greatest underwriting risk). We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(9) The amount is based on a female who is age 0. We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(10) This amount may not be representative of your cost.

(11) You may invoke this Rider only when certain conditions are met that include: 1) the Insured attains age 75; 2) the policy has been In Force 15 years from the Policy Date; 3) the policy's Cash Value is at least $100,000 and 4) the policy qualifies as life insurance using the guideline premium/cash value corridor tax test. Also, the entire cost basis for tax purposes must be withdrawn from the policy. For more information, see "Policy Guard Rider" beginning on page 28. The level of Indebtedness as a percentage of Cash Value that will allow you to invoke the Rider will vary with the attained age of the Insured. Generally, the higher the Insured's attained age, the higher the level of Indebtedness must be to invoke the Rider.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES.

==================================================================================================================================
                              PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES
==================================================================================================================================
               Charge                   When Charge Is Deducted                            Amount Deducted
                                                                                          From Cash Values
------------------------------------- ----------------------------- -------------------- ------------------- ---------------------
    COST OF INSURANCE (12), (13)                Monthly                   Minimum              Maximum        Representative (14)
   Representative - For An Age 35                                          $0.03               $83.33                $0.12
 Male Non-tobacco Preferred With A                                   Per $1,000 Of Net Amount At Risk - Proportionately From The
  Specified Amount Of $500,000 And                                     Cash Value Of Your Chosen Variable And Fixed Investment
      Death Benefit Option One                                                                 Options
------------------------------------- ----------------------------- --------------------------------------------------------------
     MORTALITY AND EXPENSE RISK                 Monthly                                  Maximum Guaranteed
                                                                      An Annualized Rate of $0.60 Per $1,000 Of Cash Value (15)
                                                                     Proportionately From The Cash Value Of Your Chosen Variable
                                                                                         Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------
     ADMINISTRATIVE PER POLICY             Monthly Per Policy             Maximum Guaranteed                  Currently
                                                                                 $20                          $10 (16)
                                                                     Proportionately From The Cash Value Of Your Chosen Variable
                                                                                    And Fixed Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
    ADMINISTRATIVE PER $1,000 OF         Monthly Per $1,000 Of                 Maximum                         Minimum
          SPECIFIED AMOUNT               Specified Amount (17)             $0.20 per $1,000               $0.10 per $1,000
                                                                       (but not more than $50)         (but not more than $25)
                                                                     Proportionately From The Cash Value Of Your Chosen Variable
                                                                                    And Fixed Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
            POLICY LOAN                         Annually                  Maximum Guaranteed                  Currently
     INTEREST (18), (19), (20)                                                   $39                             $39
                                                                              Per $1,000 Of An Outstanding Policy Loan
------------------------------------- ----------------------------- --------------------------------------------------------------

  ---------------------------------------

(12) This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount. Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.

(13) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(14) This amount may not be representative of your cost and is based on the first year from the Policy Date.

(15) On a current basis, during the first through tenth years from the Policy Effective Date, this charge is an annualized rate of: $0.60 per $1,000 on the first $25,000 of Cash Value in the variable investment options, $0.30 per $1,000 on $25,000 up to $250,000 of Cash Value in the variable investment options and $0.10 per $1,000 on any additional variable Cash Value. From the eleventh policy year through the twentieth policy year, this charge is an annualized rate of: $0.30 per $1,000 on the first $25,000 of Cash Value in the variable investment options, $0.20 per $1,000 on

     $25,000 up to $250,000 of Cash Value in the variable investment options, and $0.05 per $1,000 on any additional variable Cash Value. Thereafter, from policy year 21, there is no charge on Cash Value in the variable investment options.

(16) The monthly maximum guaranteed amount is $20, and the monthly current amount is $10.

(17) The Monthly Per $1,000 of Specified Amount is currently charged at a constant rate of $0.10, but will not be more than the lesser of $0.20 per $1,000 or an aggregate $50 per month. This charge lasts for ten years from the Policy Date for the Initial Specified Amount, and for ten years from the effective date of any increase to the Specified Amount.

(18) On the amount of an outstanding loan, we not only charge, but also credit, interest, so there is a net cost to you. Also, there are ordinary and preferred loans on which interest rates vary. For more information, see "Policy Loans" beginning on page 53.

(19) We charge a 3.9% interest per annum on the outstanding balance, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your loan. Meanwhile, we credit interest daily, too, on the portion of your policy's Cash Value corresponding to, and serving as collateral or security to ensure repayment of, the loan. During years one through ten, the credited rate is 3.0% (guaranteed 3.0% minimally), and, thereafter, it is 3.9% per annum currently (guaranteed 3.65% minimally).

(20) Your net cost for a loan through years one through ten from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net zero cost) for a loan currently. For more information, see "Collateral and Interest" beginning on page 54.

==================================================================================================================================
                         PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES FOR RIDERS
==================================================================================================================================
        Optional Charge (21)            When Optional Charge Is                            Amount Deducted
                                                Deducted                                   From Cash Value
------------------------------------- ----------------------------- --------------------------------------------------------------
 ADJUSTED SALES LOAD LIFE INSURANCE             Monthly                                         $0.13
             RIDER (22)                                               For Each $1,000 Of Aggregated Premium And For Each 1% Of
                                                                    Premium Load Substituted Proportionately From The Cash Value
                                                                        Of Your Chosen Variable And Fixed Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------
     CHILDREN'S INSURANCE RIDER                 Monthly             $0.43 Per $1,000 Of Rider Specified Amount - Proportionately
                                                                        From The Cash Value Of Your Chosen Variable And Fixed
                                                                                         Investment Options
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
     LONG-TERM CARE RIDER (23)                  Monthly                   Maximum              Minimum          Representative
Representative - For An Age 35 Male                                       $28.65                $0.02                $0.02
    Non-tobacco Preferred With A                                      Per $1,000 Of Rider Net Amount At Risk - Proportionately
 Long-term Care Specified Amount Of                                     From The Cash Value Of Your Chosen Variable And Fixed
 $500,000 And Death Benefit Option                                                       Investment Options
                One
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
  SPOUSE LIFE INSURANCE RIDER (24)              Monthly                   Maximum              Minimum          Representative
 Representative Spouse - For An Age                                       $10.23                $0.10                $0.11
35 Female Non-tobacco With A Spouse                                   Per $1,000 Of Spouse Death Benefit - Proportionately From
 Life Specified Amount Of $100,000                                   The Cash Value Of Your Chosen Variable And Fixed Investment
                                                                                               Options
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
ACCIDENTAL DEATH BENEFIT RIDER (25)             Monthly                   Maximum              Minimum          Representative
Representative - For An Age 35 Male                                        $0.75                $0.05                $0.06
   Non-tobacco Preferred With An                                      Per $1,000 Of Accidental Death Benefit - Proportionately
Accidental Death Benefit Of $100,000                                    From The Cash Value Of Your Chosen Variable And Fixed
                                                                                         Investment Options
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
           PREMIUM WAIVER                       Monthly                   Maximum              Minimum          Representative
           RIDER (26, 27)                                                  $105                  $42                  $42
Representative - For An Age 35 Male                                     Deducted From Each $1,000 Of Premium Waiver Benefit -
       Non-tobacco Preferred                                             Proportionately From Your Chosen Variable And Fixed
                                                                                         Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------

------------------------------------- ----------------------------- -------------------- -------------------- --------------------
 ADDITIONAL (INSURANCE) PROTECTION              Monthly                   Maximum              Minimum          Representative
             RIDER (28)                                                   $83.33                $0.01                $0.02
Representative - For An Age 35 Male                                     Deducted From Each $1,000 Of Additional Protection -
     Non-tobacco Preferred With                                          Proportionately From Your Chosen Variable And Fixed
Additional Death Benefit Of $250,000                                                     Investment Options
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
  DEDUCTION (OF FEES AND EXPENSES)              Monthly                   Maximum              Minimum          Representative
               WAIVER                                                      $860                  $90                  $90
             RIDER (29)                                                Deducted From Each $1,000 Of Deduction Waiver Benefit -
Representative - For An Age 35 Male                                      Proportionately From Your Chosen Variable and Fixed
    Non-tobacco Preferred With A                                                         Investment Options
  Specified Amount Of $500,000 And
      Death Benefit Option One
------------------------------------- ----------------------------- --------------------------------------------------------------

  ---------------------------------------

(21) You may elect any of these Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously). Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning on the next month. There is also a Change of Insured Rider you may elect for no charge. The continuation of a Rider is contingent on the policy being In Force. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(22) This charge is the product of the aggregate Premium you pay, the percentage of Premium Load you choose to substitute, the Rider and a factor .0001345. The Rider's charge may vary. Each Premium Payment you make will cause the Rider's charge to increase. The length of time of the charge will also vary (up to fifteen years). The length of time will be nine years and the lesser of: the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; and the number of years during this period which you actually made Premium payments.

(23) This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

(24) This charge varies by: the spouse's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

(25) This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

(26) To be able to present dollar amounts of this charge here, we assume monthly Premium payments of $1,000, the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

(27) This charge varies by: the Insured's sex; Attained Age; and the Rider's specified premium.

(28) This charge varies by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

(29) To be able to present dollar amounts of this charge here, we assume total monthly periodic charges of $1,000 (not including this Rider's cost, and any loan amount interest (which are meant to be excluded)). These changes would be waived in the event of the Insured's total disability for six consecutive months.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE SUB-ACCOUNT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH SUB-ACCOUNT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE MUTUAL FUND THAT CORRESPONDS TO THE SUB-ACCOUNT PORTFOLIO. PLEASE CONTACT US, AT THE TELEPHONE NUMBERS OR ADDRESS ON THE COVER PAGE OF THIS PROSPECTUS, FOR FREE COPIES OF THE PROSPECTUSES FOR THE MUTUAL FUNDS AVAILABLE UNDER THE POLICY.

==================================================================================================================================
                                      TOTAL ANNUAL SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES
==================================================================================================================================
                 TOTAL ANNUAL SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES                         MAXIMUM              MINIMUM
---------------------------------------------------------------------------------------- --------------------- -------------------
     (expenses that are deducted from the Sub-Account portfolio assets, including               4.56%                0.27%
            management fees, distribution (12b-1) fees, and other expenses)
---------------------------------------------------------------------------------------- --------------------- -------------------

THE FOLLOWING SECTION LISTS THE AVAILABLE SUB-ACCOUNTS BY NAME, INVESTMENT TYPE AND ADVISER.

--------------------------------------------------------------------------------
                             AVAILABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

We identify Sub-Accounts by the name of the underlying mutual funds. The Sub-Accounts available through this policy, their advisers, and their investment objectives are:

AIM VARIABLE INSURANCE FUNDS - AIM V.I. BASIC VALUE FUND: SERIES I SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              AIM Advisors, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term growth of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL APPRECIATION FUND: SERIES I SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              AIM Advisors, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Growth of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL DEVELOPMENT FUND: SERIES I SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              AIM Advisors, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC. - AMERICAN CENTURY VP INFLATION PROTECTION FUND: CLASS II
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              American Century Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term total return using a strategy that seeks to protect against U.S.
                                                 inflation.
------------------------------------------------ -----------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. - AMERICAN CENTURY VP ULTRA FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              American Century Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. - AMERICAN CENTURY VP VALUE FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              American Century Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

DREYFUS STOCK INDEX FUND, INC.: INITIAL SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              The Dreyfus Corporation
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            To match total return of S&P 500 Composite Stock Price Index.
------------------------------------------------ -----------------------------------------------------------------------------------

DREYFUS INVESTMENT PORTFOLIOS - SMALL CAP STOCK INDEX PORTFOLIO: SERVICE SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              The Dreyfus Corporation
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            To match performance of the S&P Small Cap 600 Index.
------------------------------------------------ -----------------------------------------------------------------------------------

DREYFUS VARIABLE INVESTMENT FUND - APPRECIATION PORTFOLIO: INITIAL SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              The Dreyfus Corporation
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

FEDERATED INSURANCE SERIES - FEDERATED QUALITY BOND FUND II: PRIMARY SHARES
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Federated Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Reasonable income.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II CONTRAFUND(R) PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INVESTMENT GRADE BOND PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III MID CAP PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term growth of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III VALUE STRATEGIES PORTFOLIO: SERVICE CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - FRANKLIN RISING DIVIDENDS SECURITIES FUND: CLASS 1
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Franklin Advisory Services, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - FRANKLIN SMALL CAP VALUE SECURITIES FUND: CLASS 1
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Franklin Advisory Services, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term total return.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - COMSTOCK GVIT VALUE FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Van Kampen Asset Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and income.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - DREYFUS GVIT MID CAP INDEX FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     The Dreyfus Corporation
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of income.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT INVESTOR DESTINATIONS FUNDS: CLASS II
--------------------------- --------------------------------------------------------------------------------------------------------
Investment Adviser:         Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services, Inc.
--------------------------- --------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------- --------------------------------------------------------------------
GARTMORE GVIT INVESTOR      Investment Objective:               To maximize total investment return by seeking income and,
DESTINATIONS CONSERVATIVE                                       secondarily, long term growth of capital.  The Fund invests in
FUND: CLASS II                                                  a target allocation mix of 10% large cap U.S. stocks, 5% mid cap U.S. stocks, 5% international stocks, 35% bonds, and 45%
                                                                short-term investments.
--------------------------- ----------------------------------- --------------------------------------------------------------------
GARTMORE GVIT INVESTOR      Investment Objective:               To maximize total investment return by seeking income and,
DESTINATIONS MODERATELY                                         secondarily, long term growth of capital.  The Fund invests in
CONSERVATIVE FUND: CLASS                                        a target allocation mix of 20% large cap U.S. stocks, 10% mid
II                                                              cap U.S. stocks, 10% international stocks, 35% bonds, and 25%
                                                                short-term investments.
--------------------------- ----------------------------------- --------------------------------------------------------------------
GARTMORE GVIT INVESTOR      Investment Objective:               To maximize total investment return by seeking growth of
DESTINATIONS MODERATE                                           capital and income.  The Fund invests in a target allocation
FUND: CLASS II                                                  mix of 30% large cap U.S. stocks, 10% mid cap U.S. stocks, 5%
                                                                small cap U.S. stocks, 15% international stocks, 25% bonds, and
                                                                15% short-term investments.
--------------------------- ----------------------------------- --------------------------------------------------------------------
GARTMORE GVIT INVESTOR      Investment Objective:               To maximize total investment return primarily by seeking growth
DESTINATIONS MODERATELY                                         of capital, but also income.  The Fund invests in a target
AGGRESSIVE FUND: CLASS II                                       allocation mix of 35% large cap U.S. stocks, 15% mid cap U.S.
                                                                stocks, 5% small cap U.S. stocks, 25% international stocks, 15%
                                                                bonds, and 5% short-term investments.
--------------------------- ----------------------------------- --------------------------------------------------------------------
GARTMORE GVIT INVESTOR      Investment Objective:               To maximize total investment return primarily by seeking growth
DESTINATIONS AGGRESSIVE                                         of capital.  The Fund invests in a target allocation mix of 40%
FUND: CLASS II                                                  large cap U.S. stocks, 15% mid cap U.S. stocks, 10% small cap
                                                                U.S. stocks, 30% international stocks, and 5% bonds.
--------------------------- ----------------------------------- --------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT MID CAP GROWTH FUND - CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT MONEY MARKET FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT NATIONWIDE(R) FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT U.S. GROWTH LEADERS FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GVIT SMALL CAP GROWTH FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-advisers:                                    Neuberger Berman, LLC; Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GVIT SMALL CAP VALUE FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     The Dreyfus Corporation; J.P. Morgan Investment Management Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GVIT SMALL COMPANY FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-advisers:                                    The Dreyfus Corporation; Gartmore Global Partners, an indirect subsidiary of
                                                 Nationwide Mutual Insurance Company; Neuberger Berman, LLC; Strong Capital
                                                 Management, Inc.; Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - VAN KAMPEN GVIT MULTI SECTOR BOND FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Morgan Stanley Investment Management Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Above average total return.
------------------------------------------------ -----------------------------------------------------------------------------------

MFS(R) VARIABLE INSURANCE TRUST - MFS INVESTORS GROWTH STOCK SERIES: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Massachusetts Financial Services Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth and future income.
------------------------------------------------ -----------------------------------------------------------------------------------

MFS(R) VARIABLE INSURANCE TRUST - MFS VALUE SERIES: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Massachusetts Financial Services Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation and reasonable income.
------------------------------------------------ -----------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - AMT FASCIANO PORTFOLIO: CLASS S
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Neuberger Berman Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - AMT LIMITED MATURITY BOND PORTFOLIO: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Neuberger Berman Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Highest available current income.
------------------------------------------------ -----------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - AMT SOCIALLY RESPONSIVE PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Neuberger Berman Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND/VA: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              OppenheimerFunds Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND/VA: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              OppenheimerFunds, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MAIN STREET(R) FUND/VA: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              OppenheimerFunds, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High total return.
------------------------------------------------ -----------------------------------------------------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MAIN STREET(R) SMALL CAP FUND/VA: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              OppenheimerFunds, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High total return.
------------------------------------------------ -----------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST - PUTNAM VT GROWTH & INCOME FUND: CLASS IB
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Putnam Investment Management, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST - PUTNAM VT VOYAGER FUND: CLASS IB
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Putnam Investment Management, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CORE PLUS FIXED INCOME PORTFOLIO: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Morgan Stanley Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Above-average total return.
------------------------------------------------ -----------------------------------------------------------------------------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - U.S. REAL ESTATE PORTFOLIO: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Morgan Stanley Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Above average current income and long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------

The Sub-Account portfolios listed above are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met. We have entered into agency agreements with certain broker-dealer firms to distribute the policy. Some of those firms have an affiliate that acts as an investment adviser or subadviser to one or more of the underlying funds that are offered under the policy. You have voting rights with respect to the Sub-Accounts. For more information, see "Voting Rights" beginning on page 64.

PLEASE REFER TO THE PROSPECTUS FOR EACH SUB-ACCOUNT PORTFOLIO FOR MORE DETAILED INFORMATION.

--------------------------------------------------------------------------------
                                   THE POLICY
--------------------------------------------------------------------------------

The policy is a legal contract between you and us. Any change must be in writing, signed by our president and corporate secretary, and attached to or endorsed on the policy. You may exercise all policy rights and options while the Insured is alive. You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured between the ages of 0 and 85 (although these ages may vary in your state). It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy. The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; Policy Data Page and the application, including any supplemental application. We will consider the statements you make in the application as representations. We will rely on them as being true and complete. However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

--------------------------------------------------------------------------------

POLICY OWNER

The policy belongs to the owner named in the application. You may also name a contingent owner. A contingent owner will become the owner if the owner dies before any Proceeds become payable. Otherwise, ownership will pass to the owner's estate, if the owner is not the Insured. To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to our Home Office, which will become effective when signed rather than the date on which we received it. There may be adverse tax consequences. For more information, see "Taxes" beginning on page 56.
--------------------------------------------------------------------------------

THE BENEFICIARIES

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death. So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for the method of distribution.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries. Unless you specify otherwise, we will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable. You may name more than one contingent beneficiary. Unless you specify otherwise, we will also pay multiple contingent beneficiaries in equal shares. To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. The change will not affect any payment we made, or action we took, before we recorded the change.

--------------------------------------------------------------------------------

TO PURCHASE

To purchase the policy, you must submit to us a completed application and a required initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy. We can provide you with the details of our underwriting standards. We reserve the right to reject an application for any reason permitted by law. Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount in most states is $50,000 for non-preferred policies. For preferred policies, the minimum initial Specified Amount is $100,000. The basic distinction between the non-preferred and preferred underwriting classifications is that we expect the Insured under a preferred policy to live longer. We reserve the right to modify our minimum Specified Amount at any time.

--------------------------------------------------------------------------------

COVERAGE

We will issue the policy only if the underwriting process has been completed, we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after you have paid the required initial Premium. We begin to deduct monthly charges from your policy Cash Value on the Policy Date.
--------------------------------------------------------------------------------


COVERAGE EFFECTIVE DATE

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request. Coverage will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures. It could end if the policy were to Lapse.
--------------------------------------------------------------------------------

TEMPORARY INSURANCE COVERAGE


Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect. You must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium will depend on the initial Specified Amount, your choice of Death Benefit option and any Riders you elect. During this time, we will deposit your initial Premium payment into an interest bearing checking account. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted). If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

--------------------------------------------------------------------------------
TO CANCEL (EXAMINATION RIGHT)

You may cancel your policy during the free look period. The free look period expires ten days after you receive the policy or longer if required by state law. If you decide to cancel during the free look period, return the policy to the sales representative who sold it to you, or to us at our Home Office, along with your written cancellation request. Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy. Depending on the right to examine law of the state in which you live, this amount will be your initial premium or the policy's Cash Value. We will treat the policy as if we never issued it. For more information, see "To Allocate Net Premium And Sub-Account Valuation" beginning on page 42.

--------------------------------------------------------------------------------

TO CHANGE COVERAGE

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Changes to the Specified Amount will typically alter the Death Benefit. For more information, see "Changes In The Death Benefit Option," beginning on page 49.

You may request to increase the Specified Amount, by at least $10,000, which may increase the Net Amount At Risk. Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's cost of insurance charge to increase. As a result, there will often be a corresponding increase in the periodic charges we deduct from the policy's Cash Value. Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the entire policy is at risk of lapsing sooner. For more information, see "Lapse" beginning on page 54.

You may request to decrease the Specified Amount. We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent. Then we will decrease the initial Specified Amount. We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount. For more information, see "To Purchase" beginning on page 19. Also, we will deny a request that would disqualify the policy as a contract for life insurance. For more information, see "The Minimum Required Death Benefit" beginning on page 49.

To change the Specified Amount, you must submit your written request to us at our Home Office. You must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 85 or younger to request an increase in Specified Amount. Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request. We reserve the right to limit the number of changes to one each year from the Policy Date.

--------------------------------------------------------------------------------

SUB-ACCOUNT PORTFOLIO TRANSFERS

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests. The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges. For more information, see "In Summary: Fee Tables" beginning on page 7 and "How Investment Experience Is Determined" beginning on page 44.

Neither the policies nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading"). If you intend to use an active trading strategy, you should consult your registered representative and request information on other policies that we offer with sub-accounts that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among sub-accounts may negatively impact other investors in the contract. Short-term trading can result in:

o    the dilution of the value of the investors' interests in the sub-account;

o underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o    increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. For more information see, "Modes to Make A Transfer" beginning on page 23.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees generally are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. We will remit all such fees to the underlying mutual fund.

--------------------------------------------------------------------------------

FIXED INVESTMENT OPTION TRANSFERS

Prior to the policy's Maturity Date, you may also make transfers involving the fixed investment options (the Fixed Account or the Long Term Fixed Account). These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed accounts before the end of the first year from the Policy Date. Also, you may not make more than one transfer every 12 months.

On transfers to the fixed investment options, we may not permit you to transfer over 20% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period. We reserve the right to refuse any transfer to the fixed investment options if that fixed investment option's Cash Value comprises more than 30% of the policy's Cash Value.

On transfers from the Fixed Account, we may not permit you, in a policy year, to transfer over 20% of the Cash Value of the Fixed Account as of the end of the previous policy year (subject to state restrictions). On transfers from the Long Term Fixed Account, you may transfer the greater of $6,000 or 12% of the amount in the Long Term Fixed Account, but we may not permit you to transfer more. We will take policy charges from the Long Term Fixed Account only if there are no amounts in the Sub-Account Portfolios or Fixed Account. We do not allow transfers from the Long Term Fixed Account as part of the Asset Rebalancing or Dollar Cost Averaging programs.

--------------------------------------------------------------------------------

MODES TO MAKE A TRANSFER

To make a transfer, send your written request to us at our Home Office via first class U.S. mail. Upon receipt, we will process a transfer request at the end of a current Valuation Period. We may also permit you to use other modes of communication subject to limitations.

OUR CONTACT INFORMATION IS ON THE COVER PAGE OF THIS PROSPECTUS

With respect to any telephonic or electronic mode of communication, including the Internet, we monitor transfer activity for potentially disruptive trading practices. You may communicate transfer requests via U.S. mail. We may, as an administrative practice, permit you to submit transfer requests via the internet and/or telephone. We monitor transfer activity in order to identify those who may be engaged in harmful trading practices. For more information see, "Sub-Account Portfolio Transfers" beginning on page22. Transaction reports are produced and examined. Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period). For example, if a contract owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from a fixed investment option) will also count as one transfer event.

As a result of this monitoring process, we may accept only the transfer requests you communicate via U.S. mail.

In general, we will adhere to the following guidelines:

--------------------------------------------------------------------------------
TRADING BEHAVIOR OUR RESPONSE
------------------------------------------ -------------------------------------
6 or more transfer events in one           Nationwide will mail a letter to the
calendar quarter                           contract owner notifying them that

                                           (1)  they have been identified as
                                                engaging in harmful trading
                                                practices; and

                                           (2)  if their transfer events exceed
                                                11 in 2 consecutive calendar
                                                quarters or 20 in one calendar
                                                year, the contract owner will be
                                                limited to submitting transfer
                                                requests via U.S. mail.
------------------------------------------ -------------------------------------
More than 11 transfer events in 2          Nationwide will automatically limit t
consecutive calendar quarters              contract owner to submitting transfer
                                           requests via U.S. mail.
OR

More than 20 transfer events in one
calendar year
------------------------------------------ -------------------------------------

Each January 1st, we will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.

We have the right to restrict transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, we may restrict trading strategies designed to avoid or take advantage of our monitoring procedures and other measures aimed at curbing harmful trading practices.

Some investment advisers/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. We generally will require multi-policy advisers to submit all transfer requests via U.S. mail.

We will employ reasonable procedures to confirm that instructions are genuine, especially with respect to the Internet and telephone, including:

o    requiring forms of personal identification before acting upon instructions;


o    providing you with written confirmation of completed transactions; and/or

o    recording instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions. Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider's, your representative's, or ours, can experience slowdowns or outages for a variety of reasons. These slowdowns or outages may delay or prevent our ability to process your request. Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

--------------------------------------------------------------------------------
TO EXCHANGE

You have an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value (i.e., the Cash Value less any applicable surrender charges) to purchase a new policy on the Insured's life without evidence of insurability. Afterwards, you may also surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured's life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies. It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date. It will have the same Specified Amount, Policy Date, and issue age. We will base Premiums on our rates in effect for the same sex, Attained Age and underwriting class of the Insured on the exchange date. You may transfer Indebtedness to the new policy.

You must make your request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a surrender charge. For more information, see "In Summary: Fee Tables" beginning on page 7. The exchange may have tax consequences. For more information, see "Exchanging The Policy For Another Life Insurance Policy" beginning on page 61. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.

--------------------------------------------------------------------------------
TO TERMINATE (SURRENDER)

You have the right to terminate (surrender) the policy. Or you may surrender the policy for its Cash Surrender Value. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. For more information, see "Surrenders" beginning on page 50.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, upon surrender it will be included in your income for federal tax purposes. For more information, see "Surrender Of The Policy" beginning on page
60. The Cash Surrender Value will be reduced by the outstanding amount of a policy loan. For more information, see "Policy Loans" beginning on page 53.

--------------------------------------------------------------------------------

TO ASSIGN

You may assign any rights under the policy while the Insured is alive. If you do, your beneficiary's interest will be subject to the person(s) to whom you have assigned rights. Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective. Your assignment will be subject to any outstanding policy loans. For more information, see "Policy Loans" beginning on page 53.

--------------------------------------------------------------------------------

PROCEEDS UPON MATURITY

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office. The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed investment options. The Proceeds will equal the policy's Cash Value minus any Indebtedness. After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary. During this time, you will still be able to request partial surrenders, and the Long-term Care Rider will remain in effect (though you will not be charged for it). The termination of benefits will coincide with the policy's extended Maturity Date (unless you decide otherwise). The Maturity Date extension will either be for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy). It is your choice, and, in any event, your policy will be endorsed so that:

>    no changes to the Specified Amount will be allowed;

>    no additional Premium payments will be allowed;

>    no additional periodic charges will be deducted;

>    100% of the policy value will be transferred to the Fixed Account;

> your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice in the case you extend for the Cash Value; or

> the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, but excluding any coverage provided by the Additional Protection Rider and subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One, based on the Insured's Attained Age at the time the request for a partial surrender is made in the case that you extend for the Specified Amount. While the Insured is between the Attained Ages of 86 and 90, a partial surrender will decrease the Specified Amount proportionately. At attained ages above 90, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value prior to the partial surrender. Notwithstanding your choice, the Proceeds will be the greater of the policy's Specified Amount or Cash Value unless you have invoked the Policy Guard Rider, in which case the Proceeds may be reduced.

The Maturity Date will not be extended, however, when the policy would fail the definition of life insurance under the Code. For more information, see "The Payout Options" beginning on page 52 and "The Death Benefit" beginning on page 48.

--------------------------------------------------------------------------------

REMINDERS, REPORTS AND ILLUSTRATIONS

On request, we will send you scheduled Premium payment reminders and transaction confirmations. We will also send you semi-annual and annual reports that show:

o        the Specified Amount               o        the current Cash Value
o        minimum monthly Premiums           o        the Cash Surrender Value
o        Premiums paid                      o        outstanding Indebtedness
o        all charges since the last report

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time, you may ask for an illustration of future benefits and values under the policy. While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.
--------------------------------------------------------------------------------


ERRORS OR MISSTATEMENTS

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.


--------------------------------------------------------------------------------
INCONTESTABILITY

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date. For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from its effective date.
--------------------------------------------------------------------------------

IF WE MODIFY THE POLICY

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary. No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject. We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws. We will notify you of all modifications, and we will make appropriate endorsements to the policy.

--------------------------------------------------------------------------------
                                     RIDERS
--------------------------------------------------------------------------------

You may purchase Riders to meet your specific needs. You may purchase any of them (except for both the Premium Waiver and Deduction Waiver Riders). Once the policy is In Force, to add a Rider, we may require further evidence of insurability. The Adjusted Sales Load Life Insurance Rider is available only when purchasing the policy. Availability of a Rider will vary by state.

You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. For more information on the costs of the Riders, see "In Summary: Fee Tables" beginning on page 7 and "Charges" beginning on page 34.
--------------------------------------------------------------------------------

POLICY GUARD RIDER

You may invoke this Rider if:

o    the Insured has attained age 75,

o    the policy has been In Force for at least 15 years from the Policy Date,

o    the policy's Cash Value is at least $100,000,

o at issuance of the policy you selected the guideline premium/cash value corridor tax test,

o policy Indebtedness is a certain, specified percentage of Cash Value (between 95% and 99% depending on the Insured's age), and

o based on our records of your premium payments, the entire cost basis for tax purposes has been withdrawn from the policy.

The benefit is a guaranteed paid-up insurance benefit that will prevent the policy from Lapsing due to Indebtedness. Thus, the Rider may keep your policy In Force when it may otherwise have Lapsed because of loans you have taken. The Rider provides no protection against Lapse to policy owners who do not use the policy as collateral for a policy loan. When you invoke the Rider, if the policy meets the tax definition of life insurance, then the Death Benefit will be an Option One Death Benefit if it is not already. The Specified Amount will equal that stated on the Policy Data Page. If the policy does not meet the tax definition of life insurance, immediately after we take the charge for the Rider, then the Death Benefit will be the lesser of the Specified Amount immediately before you invoked the Rider and the minimum required Death Benefit. This will ensure the policy continues as life insurance for tax purposes. You may not invoke the Rider if it causes the policy to no longer meet the tax Code's definition of life insurance. For more information, see "The Minimum Required Death Benefit" beginning on page 49. The Rider's benefit continues until the policy terminates or matures. A one-time charge is taken at the time you invoke the Rider. Invoking the Rider will cause both the charges and the benefits of the following Riders to terminate: the Long-term Care Rider, the Spouse Life Insurance Rider, and the Deduction (of fees and expenses) Waiver Rider.

--------------------------------------------------------------------------------

ADJUSTED SALES LOAD LIFE INSURANCE RIDER


This Rider is only available to purchase at the time of application. The benefit is replacing the Premium Load, which we would otherwise deduct before allocating your Net Premiums with the Rider's monthly charge. The level of benefits depends on whether you want to replace all or a portion of the Premium Load. We will deduct the Rider's charge from the policy's Cash Value over a period of up to fifteen years, but this depends on the number of years over which the Premium payments you plan to make will be covered by this Rider (a whole number up to seven years from the Policy Date). This deduction will continue to be deducted for nine years after the lesser of:

o the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; or

o the number of years in this period during which you actually make Premium payments.

So, say you want to replace all of the Premium Load on each of your Premium payments for five years, but the last Premium payment you make while the Rider is in effect is within the third year from the Policy Date. Instead of for fourteen years, we will deduct the Rider's charge through the twelfth year. Also, if you terminate your policy during the first ten years from the Policy Date, we will reduce your Cash Surrender Value. The more Premium Load you elect to replace, the higher the Rider's charge will be. You will pay a Premium Load on any amount that you do not elect to be covered by the Rider. If you purchase this Rider, you should expect that its charge, in the aggregate, would amount to more than if we had deducted the Premium Load from each of your Premium payments covered by it. To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

--------------------------------------------------------------------------------

CHILDREN'S INSURANCE RIDER

You may purchase term life insurance on any of the Insured's children at any time. Before the expiration date, the policy pays a benefit to the named beneficiary upon the insured child's death. As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or
2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

--------------------------------------------------------------------------------
LONG-TERM CARE RIDER

You may purchase this Rider at any time, but if you purchase it after issue, we will require evidence of insurability. Upon meeting the eligibility requirements, the Insured is paid a monthly benefit after 90 days of being confined to a care facility (other than a hospital) or provided personal assistance at home while under a physician's care. The requirements include confinement to a care facility (other than a hospital) or provision of personal assistance at home while under a physician's care. The care must be necessary. The Insured must either be unable to do 2 of the following activities: dress, eat, bathe, be continent, use toilet facilities, move to/from beds and chairs; or be cognitively impaired. The benefit may not cover all your prospective long-term care costs. The benefit will not cover your retrospective long-term care costs. The benefits paid under the Rider are intended to be "qualified long-term care insurance" under federal tax law, and, generally, the benefits may not be taxable to the policyholder. See your tax advisor about the use of this Rider in your situation. The benefit will end if you invoke the Policy Guard Rider. You will be charged for this Rider: so long as the policy remains In Force through maturity; until we have paid the benefit; until you invoke the Policy Guard Rider; or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Also, the benefits paid under this Rider will reduce the Cash Surrender Value if you were to surrender the policy while the Insured is alive. More importantly, though, the benefits paid under this Rider will impact your policy's Death Benefit. The Proceeds payable upon the Insured's death will be adjusted to account for the benefits paid under this Rider. There is a free look period for this Rider. Within 30 days of receipt, you may return this Rider to the sales representative who sold it to you, or to us at our Home Office, and we will void this Rider and refund the related charges.


--------------------------------------------------------------------------------

SPOUSE LIFE INSURANCE RIDER

You may purchase this Rider at any time. The benefit is a death benefit payable to the beneficiary you designate upon the Insured's spouse's death; otherwise, the benefit is payable to the Insured. The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70, you invoke the Policy Guard Rider, or the policy matures, whichever is earliest. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; until you invoke the Policy Guard Rider; or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another. This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan or whole life or endowment insurance, subject to limitations.

--------------------------------------------------------------------------------

ACCIDENTAL DEATH BENEFIT RIDER

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65. The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured's accidental death. The benefit continues until the Insured reaches Attained Age 70. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

--------------------------------------------------------------------------------

PREMIUM WAIVER RIDER

You may purchase this Rider at any time, but may not purchase both this Rider and the Deduction (of fees and expenses) Waiver Rider. The benefit is a monthly credit to the policy upon the Insured's total disability for six consecutive months. The amount is the lesser of:

o    the Premium you specified, or

o the average actual monthly Premiums you paid over the period the policy has been In Force or the thirty-six months before the total disability whichever is shorter.

However, the monthly credit may not be enough to allow you to rely on this Rider alone. While the benefit is payable, you may also need to pay additional Premium to keep your policy from Lapsing. Notwithstanding, purchasing this Rider could help to preserve the Death Benefit.

The benefit continues until the Insured turns age 65, or for two years for an Insured who is age 63 or older, at the time of the total disability. You will be charged for this Rider so long as the policy remains In Force and the Rider's term has not expired unless we are paying a benefit under the Rider or you decide you no longer need the benefit and let us know in writing at our Home Office.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. In contrast to this Rider, if the benefit under the Deduction (of fees and expenses) Waiver Rider becomes payable during the first three years from the Policy Date, the monthly credit will be sufficient to keep the policy from Lapsing. Thereafter, or if the benefit becomes payable after three years from the Policy Date, the benefit will be the waiver of your policy's charges on a monthly basis.

--------------------------------------------------------------------------------

CHANGE OF INSURED RIDER

You may elect this Rider for no charge at any time. You may change the Insured for a new Insured, subject to insurability and other conditions. The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

--------------------------------------------------------------------------------

ADDITIONAL (insurance) PROTECTION RIDER

This Rider is available when the policy is In Force. The benefit is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured's death.

The benefit amount may vary monthly and is based on the Death Benefit option you have chosen. You may renew coverage annually until the Insured reaches Attained Age 100, when this Rider's term expires. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

--------------------------------------------------------------------------------

DEDUCTION (of fees and expenses) WAIVER RIDER

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65. You may not purchase both this Rider and the Premium Waiver Rider. If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force. The benefit for subsequent years, however, is a waiver of your policy's monthly charges. So, say two years and eight months after the Policy Date you become totally disabled for six consecutive months. For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force. After that, the Rider's benefit is a waiver of your policy's monthly charges.

AFTER THE FIRST THREE YEARS FROM THE POLICY DATE, THIS RIDER'S BENEFIT MAY NOT BE ENOUGH TO KEEP YOUR POLICY FROM LAPSING WITHOUT NEEDING TO PAY ADDITIONAL PREMIUM.

For how long the benefit lasts depends on the Insured's age when total disability begins. Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65) or you invoke the Policy Guard Rider. Between ages 60 and 63, the benefit continues until the Insured turns age 65. From age 63, the benefit lasts only for two years.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. For the first three years from the Policy Date, the benefit payable under this Rider appears to be the same as the benefit payable under the Premium Waiver Rider; however, the monthly credit will be sufficient to keep the policy from Lapsing. Thereafter, or if the benefit becomes payable after the three years from the Policy Date, it will cost you less, on a monthly basis, to keep the policy In Force. Meanwhile, the benefit payable under the Premium Waiver Rider will remain a monthly credit of Premium.

--------------------------------------------------------------------------------
                                     PREMIUM
--------------------------------------------------------------------------------

This policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist. Upon request, we will furnish Premium receipts.

--------------------------------------------------------------------------------

INITIAL PREMIUM

The amount of your required initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select. Generally, the higher the initial Specified Amount, the higher the minimum required initial Premium will be. Similarly, because Death Benefit Option Two and Death Benefit Option Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Option Two and Death Benefit Option Three may require a higher amount of initial Premium. Also, the age, health, and activities of the Insured will affect our determination of the risk of issuing the policy. In general, the greater these risks, the higher the required initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the required initial Premium, and our delivery of the policy while the Insured is alive. We will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy. We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days.

You may pay the initial Premium to our Home Office or to our authorized representative. The initial Premium payment must be at least $50.

--------------------------------------------------------------------------------

SUBSEQUENT PREMIUMS

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

> We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk;

> We will refund Premium payments that exceed the applicable Premium limit established by the IRS to qualify the policy as a contract for life insurance. As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment contract status. We will monitor Premiums paid and other policy transactions and will notify you when the policy's non-modified endowment contract status is in jeopardy; and

> We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments. Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of the Cash Value of your Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes. For more information, see "Lapse" beginning on page 54. We will let you know ahead of time.

We will send scheduled premium payment reminder notices to you according to the premium payment method shown on the Policy Data Page. If you decide to make a subsequent Premium payment, you must send it to our Home Office. Each Premium payment must be at least $50.

--------------------------------------------------------------------------------
                                     CHARGES
--------------------------------------------------------------------------------

PLEASE READ AND CONSIDER THE FOLLOWING, WHICH WE INTEND TO BE AN AMPLIFICATION (BUT IT MAY ALSO BE DUPLICATIVE), IN CONJUNCTION WITH THE FEE TABLES, AND THE ACCOMPANYING FOOTNOTES, APPEARING EARLIER IN THE PROSPECTUS. SEE "IN SUMMARY:
FEE TABLES" BEGINNING ON PAGE 7. ALSO, SEE THE POLICY, INCLUDING THE POLICY DATA PAGE, AND THE RIDERS, FOR MORE INFORMATION.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume. Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes. If we begin to charge for illustrations, you will be expected to pay the charge in cash at the time of your request. We will not deduct this charge from your policy's Cash Value. However, we will deduct all other charges from the policy's Cash Value (rather than a Premium payment), in proportion to the balances of your Sub-Account portfolios, and Fixed Account, allocations. Except the mortality and expense risk charge that applies only on Cash Value allocated to the Sub-Account portfolios, we will calculate charges on amounts you allocate to the Long Term Fixed Account. We will take charges from the Long Term Fixed Account, however, only if amounts in the Sub-Account Portfolios and Fixed Account are insufficient. We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios. We will transfer the loan interest charge from your investment options to the loan account. We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also charges associated with the Sub-Account portfolios. While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios. On a daily basis, the manager of each mutual fund that comprises the policy's available variable investment options deducts operating charges from that mutual fund's assets before calculating the NAV. (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.) More detail about these charges is contained in the prospectus for the mutual fund.

--------------------------------------------------------------------------------

SALES LOAD

The guaranteed maximum sales load portion of the Premium Load charge is $25 per $1,000 of Premium and covers our sales expenses. We currently charge $5 per $1,000 of Premium.

--------------------------------------------------------------------------------
PREMIUM TAXES

The guaranteed maximum premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%). This amount is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it. This is the amount we currently charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SURRENDER CHARGES

A surrender charge will apply if you surrender or lapse the policy. Also, if you increase the Specified Amount, and then reduce the Specified Amount to less than it was before the increase, we will charge you a surrender charge. There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insured's underwriting class); and establishing policy records. The surrender charge equals the underwriting component and a percentage (that varies by age, sex, Specified Amount, and risk class, and ranges between 34% to 60%) of the sales component. We will deduct the surrender charge based on the following schedule:

-------------------------- -------------------------------------------------
         During                 Percentage Of Initial Surrender Charge
       Policy Year
-------------------------- ----------------------- -------------------------
                              Issue Ages 0-49           Issue Ages 50+
-------------------------- ----------------------- -------------------------
            1                       100%                     100%
-------------------------- ----------------------- -------------------------
            2                       100%                     100%
-------------------------- ----------------------- -------------------------
            3                       100%                    92.5%
-------------------------- ----------------------- -------------------------
            4                      92.5%                    85.0%
-------------------------- ----------------------- -------------------------
            5                      85.0%                    76.0%
-------------------------- ----------------------- -------------------------
            6                      77.5%                    66.0%
-------------------------- ----------------------- -------------------------
            7                      70.0%                    56.0%
-------------------------- ----------------------- -------------------------
            8                      62.5%                    46.0%
-------------------------- ----------------------- -------------------------
            9                      52.5%                    36.0%
-------------------------- ----------------------- -------------------------
           10                      42.5%                    26.0%
-------------------------- ----------------------- -------------------------
           11                      32.5%                      0%
-------------------------- ----------------------- -------------------------
           12                      20.0%                      0%
-------------------------- ----------------------- -------------------------
           13+                       0%                       0%
-------------------------- ----------------------- -------------------------

The underwriting component is the product of the Specified Amount and the administrative target premium. The administrative target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses. The administrative target premium varies by the Specified Amount, and Insured's age when the policy was issued.

The sales expense component is the lesser of the following two amounts. The first amount is the product of the Specified Amount, divided by 1,000, and the surrender target premium. The surrender target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for sales expenses. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); and the underwriting class. The second amount is the sum of all Premium payments you made during the first year from the Policy Date.

We will calculate a separate surrender charge based on the initial Specified Amount and each increase in the Specified Amount, which are, respectively, Specified Amount segments. The surrender charge for each segment, when added together, will amount to your total surrender charge.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a greater Specified Amount; more first year Premium; or a higher-risk Insured. If you change the Death Benefit option, we will not deduct a surrender charge.
--------------------------------------------------------------------------------

PARTIAL SURRENDER FEE

You may request a partial surrender after the first year from the Policy Date while the policy is In Force, and we may charge a $25 partial surrender fee to compensate us for the administrative costs in calculating and generating the surrender amount. However, currently, there is no charge for a partial surrender.
--------------------------------------------------------------------------------

COST OF INSURANCE

The cost of insurance charge compensates us for underwriting insurance protection. The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rates on our expectations as to future mortality and expense experience. The cost of insurance rate will vary by: the Insured's sex; issue age; underwriting class; any substandard ratings; the duration the policy has been In Force; and the Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any Specified Amount increases. The cost of insurance rates will never be greater than those shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any substandard ratings, if their policies have been In Force for the same length of time. The change could increase your cost of insurance charge, which, accordingly, would decrease your policy's Cash Value, and the converse is true, too. In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK

Though the maximum guaranteed mortality and expense risk charge is $0.60 per $1,000 of Cash Value in all years, currently, we deduct this monthly charge according to the following schedule. During the first through tenth years from the Policy Date, the annual charge is $0.60 per $1,000 on the first $25,000 of Cash Value in the variable sub-accounts, $0.30 per $1,000 on $25,000 up to $250,000 of Cash Value in the variable sub-accounts, and $0.10 per $1,000 on any additional Cash Value in the variable sub-accounts. From the eleventh through the twentieth policy years, the charge is $0.30 per $1,000 on the first $25,000 of Cash Value in the variable sub-accounts, $0.20 per $1,000 on $25,000 up to $250,000 of Cash Value in the variable sub-accounts, and $0.05 per $1,000 on any additional Cash Value in the variable sub-accounts. There is no charge after policy year 20. This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it. The mortality risk is that the Insured does not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADMINISTRATIVE PER POLICY


Currently, we deduct $10 per month so long as the policy is In Force. The maximum guaranteed charge is $20 per month. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

--------------------------------------------------------------------------------

ADMINISTRATIVE PER $1,000 OF SPECIFIED AMOUNT


Currently, we deduct $0.10 per $1,000 of Specified Amount (but not more than $25) on a monthly basis. We guarantee that this charge will not exceed $0.20 per $1,000 of Specified Amount (or will not exceed $50) per month. This charge compensates us for sales, underwriting, distribution and issuance of the policy.

--------------------------------------------------------------------------------

POLICY GUARD RIDER

We take a one-time charge at the time you invoke this Rider. The charge is the product of the policy's Cash Value and an age-based factor shown in the Rider. Thus, the charge varies by age of the Insured and Cash Value. If the Cash Value less Indebtedness is insufficient to meet the Rider's charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Rider's charge. This charge is to both cover the costs and compensate us for the risk of the Rider's guaranteed paid-up death benefit. We may profit from the charge.

--------------------------------------------------------------------------------
POLICY LOAN INTEREST

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date. If left unpaid, we will add it to the loan amount. As collateral or security for repayment, we will transfer an equal amount of Cash Value to the policy loan account, on which interest will accrue and be credited daily. During years one through ten from the Policy Date, current interest crediting rate is 3.0% (guaranteed minimum of 3.0%). Thereafter, the current interest crediting rate is 3.9% per annum for all loans (guaranteed minimum of 3.65%). Accordingly, your net cost for a loan during years one through ten from the Policy Date is 0.9% per annum currently. For more information, see "Collateral and Interest" beginning on page 54.

--------------------------------------------------------------------------------

ADJUSTED SALES LOAD LIFE INSURANCE RIDER

The charge for this Rider replaces the Premium Load to cover our sales expenses and premium taxes. Especially since the portion for the premium taxes is an estimated amount not subject to adjustment for the actual tax liability, we may profit from it. The charge is the product of: your aggregate monthly Premiums since the Policy Date; the portion of Premium Load you choose to replace (expressed as a whole percentage of Premium paid); and the factor of 0.0001345.


The Rider's charge may vary. Each Premium Payment you make will cause the Rider's charge to increase. The length of time of the charge will also vary (up to fifteen years). The length of time will be nine years and the lesser of:

o the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; and

o the number of years during this period which you actually made Premium payments.

For example, if you had chosen to have this Rider apply to your Premium payments for five years, but you only made Premium payments for three years while the Rider was in effect. We would adjust the number of years over which we would deduct this charge from fourteen to twelve years.

If the policy terminates within the first ten years from the Policy Date, we will recover a portion of the Premium Load replaced by the Rider, based on the following schedule:

-------------------- ---------------------
 Years Policy Has         Percentage
   Been In Force
-------------------- ---------------------
         1                   100%
-------------------- ---------------------
         2                   90%
-------------------- ---------------------
         3                   80%
-------------------- ---------------------
         4                   70%
-------------------- ---------------------
         5                   60%
-------------------- ---------------------
         6                   50%
-------------------- ---------------------
         7                   40%
-------------------- ---------------------
         8                   30%
-------------------- ---------------------
         9                   20%
-------------------- ---------------------
        10                   10%
-------------------- ---------------------
        11+                   0%
-------------------- ---------------------

This deduction is equal to the product of Premium Load replaced by the Rider and the percentage from the table above that corresponds to the number of years the policy has been In Force. For example, say you terminate your policy during the fifth year from the Policy Date, on which you had chosen to replace the entire Premium for seven years. Assume that you paid $10,000 of Premium during this time. The Premium Load the Rider has replaced is $400, and 60% of this amount is $240, which we will deduct from your Cash Surrender Value. This deduction allows us to cover a portion of our sales expenses and premium taxes for which the Rider's charge would have compensated us had the policy remained In Force.

--------------------------------------------------------------------------------

CHILDREN'S INSURANCE RIDER

The monthly charge for this Rider is $0.43 per $1,000 of Specified Amount of the Rider. This charge compensates us for providing term insurance on the life of each child of the Insured. We may profit from the charge. We will charge for the Rider so long as the policy is In Force and the Rider is in effect. The cost will remain the same, even if you request to change the number of children covered under the Rider. However, we may decline your request to add another child based on our underwriting standards.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LONG-TERM CARE RIDER

The monthly charge for this Rider compensates us for providing long-term care benefits once the Insured meets the eligibility requirements. We may profit from the charge. The charge is the product of the Net Amount At Risk of the Rider and a long-term care cost of insurance rate. Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Specified Amount of the Rider and the Net Amount At Risk of the policy. We base the long-term care cost of insurance rate on our expectations as to your need for long-term care over time. The long-term care cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

--------------------------------------------------------------------------------

SPOUSE LIFE INSURANCE RIDER

The charge for this Rider compensates us for providing term insurance on the life of the Insured's spouse. We may profit from the charge. The monthly charge is the product of the Specified Amount of this Rider and the spouse life insurance cost of insurance rate. We base the spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse. The spouse life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; any substandard ratings; and Specified Amount of the Rider.
--------------------------------------------------------------------------------

ACCIDENTAL DEATH BENEFIT RIDER

The charge for this Rider compensates us for providing coverage in the event of the Insured's accidental death. Accidental death means the Insured died as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed. We may profit from the charge. The monthly charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate. We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.
--------------------------------------------------------------------------------

PREMIUM WAIVER RIDER

The charge for this Rider compensates us for crediting your policy the amount of scheduled due and payable Premium payments upon the Insured's total disability for six consecutive months. We may profit from the charge. The benefit will amount to the lesser of the Premium you specified and the average actual Premiums you paid over the thirty-six months before the total disability. The charge is the product of the benefit of this Rider and the premium waiver cost rate. We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for six consecutive months. The premium waiver cost rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. IF YOU CHOOSE THIS RIDER, YOU MAY NOT ALSO CHOOSE THE DEDUCTION WAIVER RIDER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL (insurance) PROTECTION RIDER The charge for this Rider compensates us for providing term life insurance on the Insured. We may profit from the charge. The charge is the product of the Specified Amount of this Rider and the additional protection cost of insurance rate. We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality. The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.
--------------------------------------------------------------------------------

DEDUCTION (of fees and expenses) WAIVER RIDER

The charge for this Rider compensates us for waiving monthly charges upon the Insured's total disability, as defined in this Rider, for six consecutive months. We may profit from the charge. However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability. The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate. We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. IF YOU CHOOSE THIS RIDER, YOU MAY NOT ALSO CHOOSE THE PREMIUM WAIVER RIDER.
--------------------------------------------------------------------------------

REDUCTION OF CHARGES

In addition to sales to individuals, the policy may be purchased by corporations and other entities. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may change both the extent and the nature of the reductions. We make the reductions in charges in a way that is not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests that we use non-sex distinct tables. Thus the policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

--------------------------------------------------------------------------------

A NOTE ON CHARGES

We make many assumptions and account for many economic and financial factors in establishing fees and charges. As we noted at the beginning of this "Charges" section, the deductions we make under the policy are designed to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. Our initial expenses in distributing and establishing the contract exceed the deductions we make during the early stages of policy ownership. Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long term financial product. Accordingly, we have designed the policy with features and underlying investment options that we believe support and encourage long-term ownership. The "In Summary: Fee Tables," beginning on page 7 sets out the costs you incur when you purchase this policy. The following two sections describe: 1) how we use some of those charges to distribute the policy; and 2) how some of the underlying investment options pay us for services we provide to them. Neither of these transactions alters the charges you pay for the policy. Rather, these two sections provide you with information about how we set those charges. You should consider how these transactions may affect any advice you may receive with respect to the policy.

Distribution, Promotional and Sales Expenses

Commissions to broker/dealer firms are among the promotional and sales expenses we incur when distributing the policy. We may pay a maximum gross commissions of up to 99% of first year premiums and 3% for renewal premiums after the first year. In lieu of these premium based commissions, we may pay an equivalent amount that we calculate as a percentage of assets. Asset-based commissions may be up to 0.25% of the non-loaned Cash Value per year. Combinations of payment forms that generally equate to this maximum commission amount may also be utilized. The actual level of commissions we pay depends on factors such as the level of premium we receive from the respective broker/dealer firms and the scope of the services they provide. Individual registered representatives typically receive a portion of the commissions we pay, depending on their arrangement with their broker/dealer firm.

In addition to commissions, we may also furnish marketing and expense allowances to certain firms based on our assessment of that firm's capabilities and demonstrated willingness to promote and market our products. The firms determine how these allowances are spent. If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Revenue from Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. Since the Variable Account purchases fund shares on behalf of all policy holders, it serves as a single shareholder of the fund. By processing aggregated policy owner transactions, we relieve the fund of the expenses of processing individual policy owner transactions. We also pay the costs of selling the policy as outlined in the preceding section. Sales of the policy benefits the funds by allowing policy owners to purchase interests in the Sub-Accounts, which then results in the Variable Account's purchase of fund shares. We perform all of the accounting and recordkeeping for the Sub-Accounts, and pay any processing cost associated with the redemption of interests in the Sub-Accounts. The funds understand and acknowledge that, in performing these functions and incurring these costs, we provide substantial value to the funds. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the distribution and operational services we provide and the related costs we incur. These payments may be made pursuant to a fund's 12b-1 plan, in which case, they are deducted from fund assets, or service/administration agreements between the fund adviser and us or our affiliates with no deduction from fund assets. In setting the charges for this policy, we considered the amount of these payments expected to be received from the underlying mutual funds. Without these payments, you would expect our charges to be higher. We include only funds in the Variable Account that make these payments for the services we provide.

--------------------------------------------------------------------------------
                TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT VALUATION
--------------------------------------------------------------------------------

When you apply for the policy, you choose how your Net Premium will be allocated among the available Sub-Accounts once the free look period expires. When this actually happens depends on the right to examine law of the state in which you live. You may choose to allocate all or a portion of your Net Premium to the fixed investment options, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy. Others require that we return the Cash Value. If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the GVIT Gartmore GVIT Money Market Fund: Class I. Once your examination right ends, we will transfer the Cash Value to your Sub-Account allocations in effect at the time of the transfer. If yours is a state that requires us to refund the Cash Value, we will allocate the Net Premiums to the Sub-Account choices in effect when we receive the Premium payment.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations. Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC. (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.) The "Available Sub-Accounts" section identifies the available mutual funds, by name, investment type and adviser. Your choices and any changes will appear on the Policy Data Page.

Each Sub-Account portfolio's assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios. Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

--------------------------------------------------------------------------------

FIXED INVESTMENT OPTIONS

There are currently two fixed investment options, the Fixed Account and the Long Term Fixed Account. The Net Premium you allocate to any fixed investment option is held in that fixed account, which is part of our general account. The general account contains all of our assets, other than those in the separate accounts, and funds the fixed investment options. These assets are subject to our general liabilities from business operations. The general account is used to support our insurance and annuity obligations. Any amounts in excess of the separate account liabilities are deposited into our general account. We bear the full investment risk for all amounts allocated to the fixed investment options.

We guarantee that the amounts you allocate to a fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page. We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion. You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to a fixed investment option will not share in the investment performance of our general account. Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed investment options.

Interest rates are set at the beginning of each calendar quarter. You may receive a different interest rate depending on the rates in effect when you purchase the policy. During the same time period, we anticipate the rate for the Long Term Fixed Account generally to be higher than the Fixed Account, but the Long Term Fixed Account will have less liquidity. For more information, see "Fixed Investment Option Transfers" beginning on page 23. The rate may also vary for new Net Premiums versus a transfer of Units from a Sub-Account portfolio. In honoring your request to transfer an amount out of the fixed investment options, we will do so on a last-in, first-out basis (LIFO). Interest we credit to the fixed investment options may not increase the Cash Surrender Value enough to cover the policy's charges. If not, the policy may Lapse. For more information, see "Lapse" beginning on page 54.
--------------------------------------------------------------------------------

ALLOCATION OF NET PREMIUM AND CASH VALUE

We allocate your Net Premium payments to Sub-Accounts or the fixed investment options per your instructions. You must specify your Net Premium payments in whole percentages. The sum of allocations must equal 100%.

--------------------------------------------------------------------------------

WHEN ACCUMULATION UNITS ARE VALUED

We will price Accumulation Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Accumulation Units on these recognized holidays.

o New Year's Day                             o Labor Day
o Martin Luther King, Jr. Day                o Thanksgiving
o Presidents' Day                            o Christmas
o Good Friday                                o Memorial Day
o Independence Day

In addition, we will not price Accumulation Units if:

>    trading on the New York Stock Exchange is restricted;

> an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

> the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist. Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

We will process transactions we receive after the close of the NYSE on the next Valuation Period that we are open.

--------------------------------------------------------------------------------

HOW INVESTMENT EXPERIENCE IS DETERMINED

Though the number of Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor may cause the value of an Accumulation Unit to increase or decrease from Valuation Period to Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period. The Accumulation Unit value for a Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a)  is the sum of:

> the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

> the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

> a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations.

(b) is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

--------------------------------------------------------------------------------

CASH VALUE

The policy has a Cash Value. There is no guaranteed Cash Value. Rather, it will be based on the values of the investment options you have selected, and these values vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan (if you have taken a policy loan) and fixed investment options. It will also vary because we deduct the policy's periodic charges from the Cash Value. So, if the policy's Cash Value is a necessary variable in determining death benefit Proceeds, then your Death Benefit will fluctuate.


We will determine the value of the assets in the separate account at the end of each Valuation Period. We will determine the Cash Value at least monthly. To determine the number of Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Accumulation Units from the separate account and an amount from the fixed investment options that corresponds to the surrendered amount. Thus, your policy's Cash Value will be reduced by the surrendered amount. Similarly, when we assess charges or deductions, a number of Accumulation Units from the separate account and an amount from the Fixed Account and Long Term Fixed Account that corresponds with the charge or deduction will be deducted from the policy's Cash Value. We make these deductions first from the Sub-Accounts, then from the Fixed Account, and finally from the Long Term Fixed Account in the same proportion that each bears to the policy's total Cash Value.

The Cash Value in the policy loan and fixed investment options will be credited interest daily at the respective guaranteed minimum annual effective rate for each as stated on the Policy Data Page. For there to be Cash Value in the policy loan account, you must have taken a policy loan. We may decide to credit interest in excess of the guaranteed minimum annual effective rates. For the fixed investment options, we will guarantee the current rate in effect through the end of the calendar quarter. Upon request, we will inform you of the current applicable rates for each fixed investment option. For more information, see "Fixed Investment Option" beginning on page 42 and "Policy Loan Interest" beginning on page 37.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

--------------------------------------------------------------------------------

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the Fixed Account over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging, but it does count as a transfer event. For more information regarding transfer events, see "Modes To Make A Transfer" beginning on page 23.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the Fixed Account (but not the Long Term Fixed Account) to a Sub-Account portfolio. You may also have Premium transferred from the: Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares; GVIT Gartmore GVIT Government Bond Fund: Class I; and GVIT Gartmore GVIT Money Market Fund: Class I.

We will continue to process transfers until there is no more value left in the Fixed Account or the originating mutual fund(s). You may also instruct us in writing to stop the transfers. If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program. Either you elect to participate in the dollar cost averaging program upon application or by submitting an election form before the beginning of the month.

Periodically, we may offer enhanced dollar cost averaging programs on initial Premiums. Under an enhanced dollar cost averaging program, you will earn interest on the Cash Value of a specified fixed investment option. The interest we credit daily may be different than the net effective annual interest rate we credit on the Cash Value of the Fixed Account that is outside of the enhanced dollar cost averaging program. These programs will last for one year, and your Premium will be systematically and automatically transferred based on the following schedule:


-------------------- ---------------------

                         FRACTION OF
                        REMAINING CASH
BEGINNING OF MONTH    VALUE TRANSFERRED
-------------------- ---------------------
         2                   1/11
-------------------- ---------------------
         3                   1/10
-------------------- ---------------------
         4                   1/9
-------------------- ---------------------
         5                   1/8
-------------------- ---------------------
         6                   1/7
-------------------- ---------------------
         7                   1/6
-------------------- ---------------------
         8                   1/5
-------------------- ---------------------
         9                   1/4
-------------------- ---------------------
        10                   1/3
-------------------- ---------------------
        11                   1/2
-------------------- ---------------------
        12             Remaining Amount
-------------------- ---------------------

A dollar cost averaging program may not be available in all states. We do not assure the success of these strategies; success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. We may modify, suspend or discontinue these programs at any time. We will notify you in writing 30 days before we do so.

--------------------------------------------------------------------------------

ASSET REBALANCING

You may elect to set up asset rebalancing. To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office. (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.) Thereafter, automatically, on a periodic basis, the Cash Value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices. There is no charge for asset rebalancing, but it does count as a transfer event. For more information, see "Modes To Make A Transfer" beginning on page 23. You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Accumulation Units. For more information, see "When Accumulation Units Are Valued" beginning on page 43.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program. Asset Rebalancing is not available for the Long Term Fixed Account. We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

--------------------------------------------------------------------------------
                                THE DEATH BENEFIT
--------------------------------------------------------------------------------
CALCULATION OF THE DEATH BENEFIT PROCEEDS

We will calculate the Death Benefit and pay it to the beneficiary when we receive proof at our Home Office that the Insured has died, as well as other customary information. We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date. The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below. Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

There are three Death Benefit options under the policy. You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

DEATH BENEFIT OPTION ONE

The Death Benefit will be the greater of the Specified Amount or the Minimum Required Death Benefit.

DEATH BENEFIT OPTION TWO

The Death Benefit will be the greater of the Specified Amount PLUS the Cash Value as of the date of death, or the Minimum Required Death Benefit.

DEATH BENEFIT OPTION THREE

The Death Benefit will be the greater of the Specified Amount PLUS the accumulated premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the Minimum Required Death Benefit. The amount of the accumulated premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

Not all Death Benefit options are available in all states.

--------------------------------------------------------------------------------

THE MINIMUM REQUIRED DEATH BENEFIT

The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle. At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

>    the cash value accumulation test; or

>    the guideline premium/cash value corridor test.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insured's age, sex and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the Minimum Required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes. Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans" beginning on page 58.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

--------------------------------------------------------------------------------

CHANGES IN THE DEATH BENEFIT OPTION

After the first year from the Policy Date, you may elect to change the Death Benefit option under the policy from either Death Benefit Option One to Death Benefit Option Two, or from Death Benefit Option Two to Death Benefit Option One. You may not change to Death Benefit Option Three but may change to Option One or Option Two. We will permit only one change of Death Benefit option per policy year. The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk is not altered as a result of the Death Benefit option change. Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy's cost of insurance charge. The policy's charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the reduction. Notwithstanding, we will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

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SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide, while sane or insane, within two years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least two years from the Policy Date, plus the cost of insurance charges associated with any increase in Specified Amount that has been In Force for a shorter period.

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                                   SURRENDERS
--------------------------------------------------------------------------------

FULL SURRENDER

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive. We calculate the Cash Surrender Value based on the policy's Cash Value. For more information, see "Cash Value" beginning on page 45. To derive the Cash Surrender Value, we will deduct from the Cash Value any Indebtedness and the surrender charge. The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office. We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment options for up to six months.

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PARTIAL SURRENDER

You may request, in writing to our Home Office, a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. We may charge a $25 partial surrender fee. Currently, however, there is no charge.

We reserve the right to limit partial surrenders to one per year from the Policy Date. The minimum amount of any partial surrender request is $200. A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under
Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans" beginning on page 58.

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts. We will only reduce the Cash Value attributable to the Fixed Account when that of the Sub-Accounts is insufficient to cover the amount of the partial surrender and we will only reduce the Cash Value attributable to the Long Term Fixed Account when that of the Fixed Account is insufficient.

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REDUCTION OF SPECIFIED AMOUNT ON A PARTIAL SURRENDER

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase. Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance charge. The policy's charges going forward will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in variables, such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

>    against the most recent increase in the Specified Amount;

> against the next most recent increases in the Specified Amount in succession; and

>    against the Specified Amount under the original application.

While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none. For more information, see "Surrender Charges" beginning on page 35. Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals, and Loans" beginning on page 58.

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                               THE PAYOUT OPTIONS
--------------------------------------------------------------------------------

You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application. You may elect one or a combination of options. We will pay the Proceeds from our general account. If you do not make an election, when the Insured dies, the beneficiary may do so. If the beneficiary does not make an election, we will pay the Proceeds in a lump sum. Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office. We will postpone any payment of Proceeds, however, on the days we are unable to price Accumulation Units. For more information, see "When Accumulation Units Are Valued" beginning on page 43. To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20. At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office. Changing the beneficiary of the policy will revoke the payout options in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.
--------------------------------------------------------------------------------

INTEREST INCOME

You keep the Proceeds with us to earn interest at a specified rate. The interest can be paid at the end of twelve-, six-, three- or one-month intervals or left to accumulate. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

--------------------------------------------------------------------------------

INCOME FOR A FIXED PERIOD

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30). Each payment will consist of a portion of the Proceeds plus interest at a stated rate. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest at an annually determined rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

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LIFE INCOME WITH PAYMENTS GUARANTEED

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you outlive the guaranteed period. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate. If you die after the guaranteed period has elapsed, we will make no payments to your estate.

--------------------------------------------------------------------------------

FIXED INCOME FOR VARYING PERIODS

You keep the Proceeds with us, but are paid a fixed amount at specified intervals until principal and interest have been exhausted. The total amount payable each year may not be less than 5% of the original Proceeds. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

--------------------------------------------------------------------------------

JOINT AND SURVIVOR LIFE

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon the death of the last surviving payee. We will make no payments to the last surviving payee's estate.

--------------------------------------------------------------------------------

ALTERNATE LIFE INCOME

We use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be 102% of our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable. The Proceeds can be paid at the end of twelve-, six-, three- or one-month intervals. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon your death. We will make no payments to your estate.

--------------------------------------------------------------------------------
                                  POLICY LOANS
--------------------------------------------------------------------------------

While the policy is In Force, you may take an advance of money from the Cash Value. We call this advance a policy loan. You must make your request in writing at our Home Office. You may increase your risk of Lapse if you take a policy loan. There also may be adverse tax consequences. You should obtain competent tax advice before you decide to take a policy loan.
--------------------------------------------------------------------------------

LOAN AMOUNT AND INTEREST

The minimum policy loan you may take is $200. You may take no more than the maximum loan value. The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts. For more information, see "Full Surrender" beginning on page 50. We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each year from the Policy Date. If left unpaid, we will add the interest to the loan amount.

--------------------------------------------------------------------------------

COLLATERAL AND INTEREST

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise. You may request that we transfer this amount from specific Sub-Account portfolios. We will only make a transfer from the fixed investment options if the loan amount exceeds 90% of the Cash Value you have allocated to Sub-Account portfolios. Then, we will only make transfers from the Long Term Fixed Account, if there are no amounts in the Fixed Account. On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rates shown on the Policy Data Page. We may credit interest in excess of the guaranteed interest crediting rate. Currently, the interest crediting rate is 3.0% per annum during years one through ten from the Policy Date, and 3.9% per annum thereafter.

--------------------------------------------------------------------------------

REPAYMENT

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured's lifetime. The minimum repayment is $50. Interest on the loan amount will be due and payable at the end of each year from the Policy Date. If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations. While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise. Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise.

--------------------------------------------------------------------------------

NET EFFECT OF POLICY LOANS

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest. In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate. For more information, see "In Summary: Fee Tables" in particular, the footnotes, beginning on page 7. Nevertheless, keep in mind that the Cash Value we transferred to the loan account will neither be affected by the Investment Experience of the Sub-Account portfolios, nor credited with the interest rates accruing on the fixed investment options. Even if it is repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit. If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse. Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

--------------------------------------------------------------------------------
                                      LAPSE
--------------------------------------------------------------------------------

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of periodic charges. However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both). Subject to its conditions, you may also invoke the Policy Guard Rider to prevent the policy from Lapsing due to Indebtedness. For more information, see "Policy Guard Rider" beginning on page 28. In any event, there is a Grace Period before your policy will Lapse. Also, you may reinstate a policy that has Lapsed, subject to conditions.

--------------------------------------------------------------------------------

GUARANTEED POLICY CONTINUATION PROVISION

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, as stated on the Policy Data Page. The Policy Continuation Premium Amount will vary by: the Insured's issue age; sex; underwriting class; any substandard ratings; the Insured's involvement in certain risky activities; the Specified Amount, including increases; and the existence of any Riders purchased. The Policy Continuation Premium Amount will not account, however, for any subsequent policy loans or partial surrenders. For no charge, you may request that we determine whether your Premium payments, less policy loans and partial surrenders, are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

The guaranteed policy continuation period will begin when we issue the policy and will continue for a minimum of 5 policy years. For policies issued to Insureds of Attained age 55 or less, it will continue for 30 years from the Policy Date or until the Insured reaches Attained Age 65, whichever occurs first. For policies issued to Insureds of Attained Age 56 through Attained Age 70, the guaranteed policy continuation period will continue for 10 years from the Policy Date. For policies issued to Insureds of Attained Age 71 or older, the guaranteed policy continuation period will continue for 5 years from the Policy Date.

When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin. The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy. There is no charge for the guaranteed policy continuation provision.

--------------------------------------------------------------------------------

GRACE PERIOD

We will send you a notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect. If you do not pay this Premium within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.

--------------------------------------------------------------------------------

REINSTATEMENT

You may reinstate a Lapsed policy by:

> submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

> providing further evidence of insurability we may require that is satisfactory to us;

> paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

     (a) is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

     (b) is Premium sufficient to bring the guaranteed policy continuation provision into effect;

> paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and

> paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement. If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

>    the Cash Value at the end of the Grace Period; or

> the surrender charge for the year from the Policy Date in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

The tax treatment of life insurance policies under the Code is a multifaceted subject. The tax treatment of your policy will depend on your particular circumstances. We urge you to seek competent tax advice regarding the tax treatment of the policy given your situation. The following discussion provides an overview of the Code's provisions relating to certain common transactions involving the policy. It is not and cannot be comprehensive. It cannot replace consulting with a competent tax professional.
--------------------------------------------------------------------------------

TYPES OF TAXES OF WHICH TO BE AWARE

Federal Income Tax. Generally, the United States assesses a tax on income which is broadly defined to include all items of income from whatever source, unless the item is specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax. In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax). The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2004, an estate of less than $1,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. The $1.5 million amount increases to $2 million in 2006, 2007, and 2008 and $3.5 million in 2009. The federal estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010. Also, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

In addition, if the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2004, 48%, decreasing by 1 percentage point each year until 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes. State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in your case, the specific nature of these taxes preclude a useful description of them in this prospectus.

--------------------------------------------------------------------------------

BUYING THE POLICY

Note to Non-Resident Aliens. Specific tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy. If you are a non-resident alien, you should confer with a competent tax professional with respect to the tax treatment of this policy.

Federal Income Tax. Generally, the Code treats life insurance Premiums as a personal expense. This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax. Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else like the policy owner. Gifts are not generally included in the recipient's taxable income. If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

--------------------------------------------------------------------------------

INVESTMENT GAIN IN THE POLICY

The income tax treatment of changes in the policy's Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's Cash Value is not included in your taxable income for federal income tax purposes.

To qualify as life insurance, the policy must meet certain tests set out in
Section 7702 of the Code. For more information, see "The Minimum Required Death Benefit" beginning on page 49. In addition to meeting the tests required under
Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, you will be deemed to be the owner of the underlying securities and taxed on the earnings of your policy's account.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed twenty, the number of funds alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

We will monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. We will also monitor the Policy's compliance with Code Section 7702. Thus, the policy should receive federal income tax treatment as life insurance.
--------------------------------------------------------------------------------

PERIODIC WITHDRAWALS, NON-PERIODIC WITHDRAWALS AND LOANS

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy. It also applies to Premiums we accept but then return to meet the Code's definition of life insurance. For more information, see "The Minimum Required Death Benefit" beginning on page 49.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.

When the Policy is Life Insurance that is a Modified Endowment Contract. Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent the Cash Value of the policy exceeds, at the time of distribution, the Premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract. If the policy is not issued as a modified endowment contract, Nationwide will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential tax ramification and seek further information before initiating any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts are treated as being from the Premiums paid into the contract, and then from the income in the contract. Because Premium payments are generally nondeductible, distributions not in excess of aggregate Premium payments are generally not includible in income; instead, they reduce the owner's "cost basis" in the contract. In addition, a loan from life insurance contracts that are not modified endowment contracts are not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

--------------------------------------------------------------------------------

TERMINAL ILLNESS

Certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Code, are treated as death proceeds. These distributions from the policy are subject to the Death Benefit rules of
Section 101 of the Code described below in this section on Taxes under the heading "Taxation Of Death Benefits," beginning on page 61.

--------------------------------------------------------------------------------

SURRENDER OF THE POLICY

A total surrender or cancellation of the policy by Lapse or the maturity of the policy on its Maturity Date may have adverse tax consequences. If the amount you receive plus total policy Indebtedness exceeds the Premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

--------------------------------------------------------------------------------

WITHHOLDING

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. We will withhold income tax unless you advise us, in writing, of your request not to withhold. If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a contract may be subject to mandatory back-up withholding. Mandatory backup withholding means we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once. Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

>    the value each year of the life insurance protection provided;

>    an amount equal to any employer-paid Premiums; or

> some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

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EXCHANGING THE POLICY FOR ANOTHER LIFE INSURANCE POLICY

As described in the section "Surrenders," you ordinarily will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy. If, however, you exchange the policy for another life insurance policy, a modified endowment contract or an annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code
Section 1035. To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract.

Also, the new policy or contract cannot extend the Maturity Date of the policy or otherwise delay a distribution that would extend when tax would be payable under the policy.

Generally, the new policy or contract will be treated as having the same date of issue and tax basis as the old contract.

--------------------------------------------------------------------------------

TAXATION OF DEATH BENEFITS

Federal Income Tax. The amount of the Death Benefit payable under a policy generally is excludable from gross income of the beneficiary under Section 101 of the Code. However, if the policy is transferred for valuable consideration, then a portion of the Death Benefit may be includable in the beneficiary's gross income.

Federal Transfer Taxes. When the Insured dies, the Death Benefit will generally be included in such Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary. If the beneficiary is two or more generations younger than the Insured, the payment of the Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT liability.

--------------------------------------------------------------------------------

TAXES AND THE VALUE OF YOUR POLICY

As discussed in "Charges," the Accumulation Units you hold in the separate account are adjusted to reflect a Premium Tax charge for certain taxes assessed by federal and state taxing authorities. This charge relates to taxes associated with the payment of Premium or certain other policy acquisition costs. This charge decreases your Accumulation Unit values.

For federal income tax purposes, the separate account is not a separate entity from Nationwide Life Insurance Company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not initially expect to incur any federal income tax liability that would be chargeable to the Accumulation Units you hold in the separate account. Based upon these expectations, no charge is currently being made against your Accumulation Units in the separate account for federal income taxes. If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for taxes.

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
We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units in the separate account.

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TAX CHANGES

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If you, the Insured, the beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser.

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                        NATIONWIDE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

We are a stock life insurance company organized under Ohio law. We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215. We provide long-term savings products by issuing life insurance, annuities and other retirement products.
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                        NATIONWIDE VLI SEPARATE ACCOUNT-7
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ORGANIZATION, REGISTRATION AND OPERATION

Nationwide VLI Separate Account-7 is a separate account established under Ohio law. We own the assets in this account, and we are obligated to pay all benefits under the policies. We may use the account to support other variable life insurance policies we issue. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration, however, does not involve the SEC's supervision of this account's management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios. We buy and sell the Sub-Account portfolio shares at NAV. Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the Investment Experience of our other assets. Its assets are held separately from our other assets and are not part of our general account. We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies. If the separate account's assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent. The substituted mutual fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investments of future Premium, or both. We will comply with federal securities laws to effect a substitution. Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THIS SEPARATE ACCOUNT. THE VALUE OF EACH SUB-ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

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ADDITION, DELETION OR SUBSTITUTION OF MUTUAL FUNDS

Where permitted by applicable law, we reserve the right to:

>    remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

> substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

> transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

> combine the separate account with other separate accounts, and/or create new separate accounts;

> deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

> modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

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VOTING RIGHTS

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio's shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio). We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund. We will designate a date for this determination not more than 90 days before the shareholder meeting.

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                                LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters referred to below are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by Nationwide's management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide's consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past year. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Investigations and enforcement actions have also been commenced, on a smaller scale, regarding the sales practices of mutual fund distributors and life insurance companies. These legal proceedings are expected to continue in the future. These investigations and proceedings could result in legal precedents and new industry-wide legislation, rules or regulations that could significantly affect the financial services industry, including variable annuity companies. Nationwide has been contacted by regulatory agencies for information relating to market timing, late trading, distribution and service provider compensation arrangements, and sales practices. The SEC, in conjunction with the New York State Attorney General, is conducting an investigation of market timing in certain international and global mutual funds offered in insurance products sponsored by Nationwide. Nationwide is cooperating with these regulatory agencies and is responding to those information requests.

In addition, various state attorneys general and insurance regulators recently have announced industry-wide investigations or other actions relating to certain compensation arrangements and other sales practices involving insurance brokers and insurance companies. Similar legal and regulatory proceedings and investigations may be commenced by other regulatory bodies in the future. Nationwide intends to cooperate with regulators in connection with any inquiries about its operations. Nationwide Mutual Insurance Company ("NMIC") has been contacted by certain regulators for information on these issues with respect to its operations and the operations of its subsidiaries, including Nationwide. Nationwide will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass its operations.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois entitled Woodbury v. Nationwide Life Insurance Company. The plaintiff purports to represent a class of persons in the United States who, through their ownership of a Nationwide annuity or insurance product, held units of any Nationwide sub-account invested in mutual funds which included foreign securities in their portfolios and which allegedly experienced market timing trading activity. The complaint contains allegations of negligence, reckless indifference and breach of fiduciary duty. The plaintiff seeks to recover compensatory and punitive damages in an amount not to exceed $75,000 per plaintiff or class member. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. The plaintiffs moved to remand on June 28, 2004. On July 12, 2004, Nationwide filed a memorandum opposing remand and requesting a stay pending the resolution of an unrelated case covering similar issues, which is an appeal from a decision of the same District Court remanding a removed market timing case to an Illinois state court. On July 30, 2004, the U.S. District Court granted Nationwide's request for a stay pending a decision by the Seventh Circuit on the unrelated case mentioned above. This lawsuit is in a preliminary stage, and Nationwide intends to defend it vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation, (2) tortious interference with the plaintiff's contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with plaintiff's contractual relationships with its variable policyholders, (3) civil conspiracy, and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, and costs and disbursements, including attorneys' fees. Nationwide filed a motion to dismiss the complaint on June 1, 2004. Plaintiff has opposed that motion. Nationwide intends to defend this lawsuit vigorously.

On October 31, 2003, Nationwide was named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by Nationwide or Nationwide Life and Annuity Insurance Company which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. Nationwide filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted Nationwide's motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. Nationwide intends to defend this lawsuit vigorously.

On May 1, 2003, Nationwide was named in a class action lawsuit filed in the United States District Court for the Eastern District of Louisiana entitled Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company. The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by Nationwide. The plaintiff alleges that Nationwide represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that Nationwide's expense charges under the contracts were fixed. The plaintiff claims that Nationwide has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. The plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by Nationwide between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. Nationwide's motion to dismiss the complaint was granted by the Court on October 28, 2003. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Fifth Circuit. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint three times. As amended, in the current complaint the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On January 30, 2004, Nationwide filed a Revised Memorandum in Support of Summary Judgment. The plaintiffs have opposed that motion. Nationwide intends to defend this lawsuit vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.


--------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES The general distributor, Nationwide Investment Services Corporation, is not engaged CORPORATION in litigation of a material nature.
--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) contains financial statements of Nationwide Life Insurance Company and subsidiaries. You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus. You should distinguish the financial statements of the company and subsidiaries from the financial statements of the separate account. Please consider the financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the policy. You should not consider the financial statements of the company as affecting the investment performance of the assets of the separate account.

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                             APPENDIX A: DEFINITIONS
--------------------------------------------------------------------------------
  ACCUMULATION UNIT - The measure of your investment in, or share of, a
   Sub-Account after we deduct for transaction fees and periodic charges. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
--------------------------------------------------------------------------------
  ATTAINED AGE - The Insured's age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
--------------------------------------------------------------------------------
  CASH SURRENDER VALUE - The Cash Value, subject to Indebtedness and the surrender charge.
--------------------------------------------------------------------------------
  CASH VALUE - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily. We will deduct partial surrenders and the policy's periodic charges from the Cash Value.
--------------------------------------------------------------------------------
  CODE - The Internal Revenue Code of 1986, as amended.
--------------------------------------------------------------------------------
  DEATH BENEFIT - The amount we pay to the beneficiary upon the Insured's death, before payment of any unpaid outstanding loan balances or charges.
--------------------------------------------------------------------------------
  GRACE PERIOD - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
--------------------------------------------------------------------------------
  HOME OFFICE - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
--------------------------------------------------------------------------------
  IN FORCE - The insurance coverage is in effect.
--------------------------------------------------------------------------------
  INDEBTEDNESS - The total amount of all outstanding policy loans, including principal and interest due.
--------------------------------------------------------------------------------
  INSURED - The person whose life we insure under the policy, and whose death triggers the Death Benefit.
--------------------------------------------------------------------------------
  INVESTMENT EXPERIENCE - The performance of a mutual fund in which a Sub-Account portfolio invests.
--------------------------------------------------------------------------------
  LAPSE - The policy terminates without value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MATURITY DATE - The policy anniversary on or next following the Insured's 100th birthday.
--------------------------------------------------------------------------------
  MINIMUM REQUIRED DEATH BENEFIT - The amount of Proceeds that must be payable to you upon death of the Insured so that the policy qualifies as life insurance under the Code.
--------------------------------------------------------------------------------
  NET AMOUNT AT RISK - The policy's base Death Benefit minus the policy's Cash Value.
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV) - The price each share of a mutual fund in which a
   Sub-Account portfolio invests. It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. We use NAV to calculate the value of Accumulation Units. NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.
--------------------------------------------------------------------------------
  NET PREMIUM - Premium after transaction charges, but before any allocation to an investment option.
--------------------------------------------------------------------------------
  POLICY CONTINUATION PREMIUM AMOUNT - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.
--------------------------------------------------------------------------------
  POLICY DATA PAGE(S) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
--------------------------------------------------------------------------------
  POLICY DATE - The date the policy takes effect as shown on the Policy Data
   Page. Policy years and months are measured from this date.
--------------------------------------------------------------------------------
  POLICY PROCEEDS OR PROCEEDS - Policy Proceeds may constitute the Death
   Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.
--------------------------------------------------------------------------------
  PREMIUM - The amount of money you pay to begin and continue the policy.
--------------------------------------------------------------------------------
  PREMIUM LOAD - The aggregate of the sales load and premium tax charges.
--------------------------------------------------------------------------------
  RIDER - An optional benefit you may purchase under the policy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SEC - The Securities and Exchange Commission.
--------------------------------------------------------------------------------
  SPECIFIED AMOUNT - The dollar or face amount of insurance coverage the owner selects.
--------------------------------------------------------------------------------
  SUB-ACCOUNTS - The mechanism we use to account for your allocations of Net
   Premium and cash value among the policy's variable investment options.
--------------------------------------------------------------------------------
  US, WE, OUR or the COMPANY - Nationwide Life Insurance Company.
--------------------------------------------------------------------------------
  VALUATION PERIOD - The period during which we determine the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of normal trading on the New York Stock Exchange.
--------------------------------------------------------------------------------
  YOU, YOUR or the POLICY OWNER OR OWNER - The person named as the owner in the application, or the person assigned ownership rights.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUTSIDE BACK COVER PAGE

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, One Nationwide Plaza, RR1-04-D4, Columbus, OH 43215-2220.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-21610.